                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                              [X]

Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12



                       HEALTHCARE IMAGING SERVICES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)   Title of each class of securities to which transaction applies:


               ---------------------------------------------------------------

         (2)   Aggregate number of securities to which transaction applies:


               ---------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


               ---------------------------------------------------------------

         (4)   Proposed maximum aggregate value of transaction:


               ---------------------------------------------------------------

         (5)   Total fee paid:


               ---------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


         1)       Amount Previously Paid:


                  ------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:


                  ------------------------------------------------------

         3)       Filing Party:


                  ------------------------------------------------------

         4)       Date Filed:


                  -------------------------------------------------

                       HEALTHCARE IMAGING SERVICES, INC.
                           TRI-PARKWAY CORPORATE PARK
                                200 SCHULZ DRIVE
                           RED BANK, NEW JERSEY 07701




         NOTICE OF ANNUAL MEETING OF STOCKHOLDERS -- NOVEMBER 18, 1998


To the Stockholders of
Healthcare Imaging Services, Inc.:

         An Annual Meeting of Stockholders (the "Meeting") of Healthcare Imaging Services, Inc. (the "Company") will be held on Tuesday, December 22, 1998, at the offices of the Company located at Tri-Parkway Corporate Park, 200 Schulz Drive, Red Bank, New Jersey 07701 at 10:00 a.m., local time, to consider and act upon the following matters:

         1. The election of five (5) directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified.

         2. The ratification and approval of an option award (the "Baca Award") to an executive officer of HIS PPM Co., a newly-formed Delaware corporation and wholly-owned subsidiary of the Company.

         3. The approval of an amendment (the "Omnibus Plan Amendment") to the Company's 1997 Omnibus Incentive Plan increasing the maximum number of shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company that may be issued pursuant to awards to any participant under such plan from 500,000 shares to 600,000 shares in any given fiscal year.

         4. The approval of certain amendments (the "Directors Plan Amendments") to the Company's 1996 Stock Option Plan for Non-Employee Directors, among other things, increasing the maximum number of shares of Common Stock that may be subject to options under such plan during its term from 250,000 shares to 750,000 shares.

         5. The ratification and approval of an option award (the "Raymond Award") to a director of the Company.

         6. Such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

         The Board of Directors of the Company has fixed the close of business on Monday, November, 16, 1998 as the record date for determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. Accordingly, only holders of record of shares of the Company's voting securities at the close of business on such date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

                                          By Order of the Board of Directors,

                                          ELLIOTT H. VERNON,
                                          Chairman of the Board, President and
                                          Chief Executive Officer


November 18, 1998
Red Bank, New Jersey



          YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND
         THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY
          THE ENCLOSED PROXY IN THE RETURN STAMPED ENVELOPE PROVIDED.
             YOUR PROMPT RETURN OF A COMPLETED PROXY WILL HELP THE
                COMPANY AVOID THE ADDITIONAL EXPENSE OF FURTHER
                SOLICITATION TO ASSURE A QUORUM AT THE MEETING.

                                PROXY STATEMENT

                                   ---------

                       HEALTHCARE IMAGING SERVICES, INC.
                           TRI-PARKWAY CORPORATE PARK
                                200 SCHULZ DRIVE
                           RED BANK, NEW JERSEY 07701

                                   ---------

                         ANNUAL MEETING OF STOCKHOLDERS

                        To be Held on December 22, 1998

GENERAL INFORMATION

         This Proxy Statement is being furnished to the holders of record as of the close of business on Monday, November 16, 1998 (the "Record Date") of shares of Common Stock, par value $0.01 per share (the "Common Stock"), of Healthcare Imaging Services, Inc., a Delaware corporation (the "Company"), and shares of Series D Cumulative Accelerating Redeemable Preferred Stock, par value $0.10 per share (the "Series D Stock"), of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the 1998 Annual Meeting of Stockholders to be held on Tuesday, December 22, 1998, and at any adjournment(s) or postponement(s) thereof (the "Meeting"), pursuant to the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). A form of proxy for use at the Meeting is also enclosed. This Proxy Statement and the accompanying Notice and form of proxy are first being mailed to stockholders on or about November 18, 1998.

         A stockholder may revoke the authority granted by his execution of a proxy at any time before the effective exercise of such proxy by delivering a duly executed proxy bearing a later date or by filing a written revocation thereof with the Assistant Secretary of the Company at its executive offices located at Tri-Parkway Corporate Park, 200 Schulz Drive, Red Bank, New Jersey 07701. Presence at the Meeting does not of itself revoke the proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the Meeting at any time prior to the voting of the proxy. All shares of Common Stock and Series D Stock represented by executed and unrevoked proxies will be voted in accordance with the specifications therein. Proxies submitted without specification will be voted to elect the nominees for director named herein, to ratify and approve the Baca Award, to approve the Omnibus Plan Amendment, to approve the Directors Plan Amendments and to ratify and approve the Raymond Award (in each case as such terms are defined in the accompanying notice). Management is not aware at the date hereon of any other matter to be presented at the Meeting but, if any other matter is properly presented, the persons named in the proxy will vote thereon according to their judgment.

         All costs and expenses of the Meeting and this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. The Company has engaged the firm of Corporate Investor Communications, Inc. as proxy solicitors. The fee to such firm for solicitation services is estimated to be approximately $3,000 plus reimbursement of out-of-pocket expenses. In addition to solicitation by use of mails, directors, officers and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies personally or by telephone or other means of communication. Although there is no formal agreement to do so, the Company will also reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals.

         As used herein, the terms "fiscal 1995," "fiscal 1996," "fiscal 1997" and "fiscal 1998" refer to the Company's fiscal years ended December 31, 1995, 1996 and 1997 and its fiscal year ending December 31, 1998, respectively.

VOTING SECURITIES

         Only holders of record on the books of the Company at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. On the Record Date, there were outstanding 11,356,974 shares of Common Stock and 887.385 shares of Series D Stock. The holders of the Common Stock and Series D Stock will vote together at the Meeting as a single class on all matters submitted to a vote of stockholders, with each share of Common Stock outstanding on the Record Date being entitled to one (1) vote at the Meeting and each share of Series D Stock being entitled to 2,360.61 votes at the Meeting. Holders of Common Stock and Series D Stock are not entitled to cumulate their votes on any matter to be considered at the Meeting. The presence at the Meeting, in person or by proxy, of the holders of a majority of the total number of votes entitled to be cast at the Meeting will constitute a quorum for the transaction of business by such holders at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, abstentions and broker non-votes will have no effect on the outcome of the election of directors, and broker non-votes also will have no effect on the outcome of the ratification and approval of the Baca Award, the approval of the Omnibus Plan Amendment, the approval of the Directors Plan Amendments and the ratification and approval of the Raymond Award. Abstentions will have the same effect as votes cast against the ratification and approval of the Baca Award, the approval of the Omnibus Plan Amendment, the approval of the Directors Plan Amendments and the ratification and approval of the Raymond Award.

         The holders of the outstanding Series D Stock, representing approximately 15.57% of the votes entitled to be cast at the Meeting, have agreed to vote their shares to elect the director nominees named herein, to ratify and approve the Baca Award, to approve the Omnibus Plan Amendment, to approve the Directors Plan Amendments and to ratify and approve the Raymond Award.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock Ownership

         The table below sets forth the beneficial ownership of the outstanding shares of Common Stock as of the Record Date of (i) each person known by the Company to beneficially own five percent (5%) or more of the outstanding shares of Common Stock, (ii) each of the Company's directors and director nominees,
(iii) each of the Company's executive officers named in the Summary Compensation Table, and (iv) all of the Company's directors and executive officers as a group. An asterisk indicates beneficial ownership of less than one percent (1%) of the outstanding shares of Common Stock.

                                                 AS OF NOVEMBER 16, 1998
                                               ---------------------------
                                                  Number           Percent
                                               of Shares (1)      of Class
                                               -------------      --------

         Elliott H. Vernon (2)                    1,330,500        11.2%
         c/o Healthcare Imaging Services, Inc.
         200 Schulz Drive
         Red Bank, New Jersey 07701

         George Braff, M.D                        1,000,000         8.8%
         43 West 13th Street
         New York, New York 10011

         Elliot Loewenstern (3)                     918,000         7.8%
         c/o OceanCrest Merchant Group Inc.
         Suite 401
         6700 North Andrews Avenue
         Fort Lauderdale, Florida 33309

         Richard Bronson (4)                        797,773         6.8%
         4141 Northeast Second Avenue
         Miami, Florida 33137

         Ulises C. Sabato, M.D. (5)                 732,365         6.4%
         106 Grand Avenue
         Englewood, New Jersey 07701

         Shawn A. Friedkin (6)(7)                    25,000          *

         Manmohan A. Patel (8)                         --            --

         Joseph J. Raymond (6)(7)(9)                  25,000         *

         Michael S. Weiss (6)(7)                        --           --

         All directors and
         executive officers
         as a group (7 persons) (10)               1,512,350       12.6%


-------------

(1) In no case was voting and investment power shared with others. The information set forth in this table regarding a person's beneficial ownership of Common Stock has been derived from information provided by such person.

(2) Includes beneficial ownership of 500,000 shares of Common Stock issuable upon the exercise of certain currently exercisable stock options. Does not include an aggregate of 500,000 shares of Common Stock issuable upon the exercise of certain stock options which are not exercisable within sixty (60) days of November 16, 1998.

(3) Includes beneficial ownership of (i) 209,000 shares of Common Stock owned by the Stephanie Loewenstern Irrevocable Trust, (ii) 209,000 shares of Common Stock owned by the Brett Loewenstern Irrevocable Trust, (iii) 125,000 shares of Common Stock owned by the Victoria Loewenstern Irrevocable Trust, (iv) 125,000 shares of Common Stock issuable upon the exercise of certain currently exercisable stock options held by the Stephanie Loewenstern Irrevocable Trust, (v) 125,000 shares of Common Stock issuable upon the exercise of certain currently exercisable stock options held by the Brett Loewenstern Irrevocable Trust, and (vi) 125,000 shares of Common Stock issuable upon the exercise of certain currently exercisable stock options held by the Victoria Loewenstern Irrevocable Trust. Mr. Loewenstern is the trustee of each of the aforementioned trusts.

(4) Includes beneficial ownership of (i) 375,000 shares of Common Stock issuable upon the exercise of certain currently exercisable stock options held by the Richard B. Bronson Revocable Trust and (ii) 375,000 shares of Common Stock owned by the Richard B. Bronson Revocable Trust. Mr. Bronson is the trustee of such trust.

(5) Includes beneficial ownership of 50,000 shares of Common Stock issuable upon the exercise of certain currently exercisable stock options.

(6) Such shares represent shares of Common Stock issuable upon the exercise of certain currently exercisable stock options granted pursuant to the Company's 1996 Stock Option Plan for Non-Employee Directors (the "1996 Non-Employee Directors Plan").

(7) Does not include 25,000 shares of Common Stock issuable upon the exercise of certain stock options which will be granted upon stockholder approval of the Directors Plan Amendments or any shares of Common Stock issuable upon the exercise of other stock options which may be granted under the Non-Employee Directors Plan upon stockholder approval of the Directors Plan Amendments. See "Proposal 4 -- Directors Plan Amendments."

(8) Does not include 300,000 shares of Common Stock issuable upon the exercise of certain stock options which are not exercisable within sixty
      (60) days of November 16, 1998. One hundred thousand (100,000) of such stock options are subject to stockholder approval of the Omnibus Plan Amendment. See "Proposal 3 -- Omnibus Plan Amendment."

(9) Does not include 150,000 shares of Common Stock issuable upon the exercise of the Raymond Award which is subject to stockholder ratification and approval. See "Proposal 5 -- The Raymond Award."

(10) Includes beneficial ownership of shares of Common Stock by executive officers of certain of the Company's subsidiaries. Includes an aggregate of 681,850 shares of Common Stock issuable upon the exercise of stock options exercisable within sixty (60) days of November 16, 1998. Does not include (i) an aggregate of 643,750 shares of Common Stock issuable upon the exercise of stock options which are not exercisable within sixty (60) days of November 16, 1998 (See footnote (2) above), (ii) an aggregate of 150,000 shares of Common Stock issuable upon the exercise of the Baca Award which is subject to stockholder ratification and approval (See "Proposal 2 -- The Baca Award"), (iii) an aggregate of 150,000 shares of Common Stock issuable upon the exercise of the Raymond Award which is subject to stockholder ratification and approval (See "Proposal 5 - The Raymond Award") or (iv) an aggregate of 75,000 shares of Common Stock issuable upon the exercise of certain stock options which will be granted upon stockholder approval of the Directors Plan Amendments or any shares of Common Stock issuable upon the exercise of other stock options which may be granted under the Non-Employee Directors Plan upon stockholder approval of the Directors Plan Amendments (See "Proposal 4 -- Directors Plan Amendments").

Series D Stock Ownership

         The table below sets forth the beneficial ownership of the outstanding shares of Series D Stock as of the Record Date. None of the Company's directors, director nominees or executive officers own any shares of Series D Stock.

         An aggregate of 887.385 shares of Series D Stock having an aggregate liquidation preference of $9,317,542.50 (i.e., $10,500 per share liquidation preference) were issued by the Company in October 1998 in connection with the acquisition (the "Beran Acquisition") by a wholly-owned subsidiary of the Company of the assets of Echelon MRI, P.C., Mainland Imaging Center, P.C., North Jersey Imaging Management Associates, L.P., Bloomfield Imaging Associates, P.A., and Irving N. Beran, M.D., P.A. These related companies owned and operated five (5) multi-modality diagnostic imaging centers located in Voorhees (two centers), Bloomfield, Northfield and Williamstown, New Jersey. After March 1, 1999 (the "Convertibility Date"), the holders of the

Series D Stock will be entitled to convert the Series D Stock into that number of shares of Common Stock equal to the quotient obtained by dividing (x) the aggregate liquidation preference of the Series D Stock being converted by (y) the Conversion Price (as hereinafter defined); provided that unless the Company obtains stockholder approval of the issuance of the Series D Stock, the holders of the Series D Stock only will be able to convert such shares into Common Stock representing in the aggregate 19.9% of the outstanding Common Stock as of the date of issuance of the Series D Stock. The "Conversion Price" shall be equal to the average of the market prices for the Common Stock for the twenty
(20) consecutive trading days immediately preceding the Convertibility Date and shall be subject to adjustment in certain circumstances. The holders of the Series D Stock are entitled to vote, on an as-converted basis, with the holders of the Common Stock as one class on all matters submitted to a vote of Company stockholders; provided that unless the Company obtains stockholder approval of the issuance of the Series D Stock (which stockholder approval has not yet been obtained), the holders of the Series D Stock will not be able to exercise their aggregate voting rights in excess of 19.9% of the outstanding Common Stock as of the date of issuance of the Series D Stock. The holders of the Series D Stock and the Company have agreed that they are entitled to an aggregate of 2,094,768.33 votes at the Meeting, representing approximately 15.57% of the votes entitled to be cast at the Meeting.

         Upon certain events (as described more fully in the certificate of designations, preferences and rights of the Series D Stock), including the Company's failure to redeem the Series D Stock prior to the Convertibility Date, the holders of the Series D Stock may cause the Company to call a special meeting of stockholders for the purpose of electing directors. The holders of the Series D Stock and the Company have agreed that stockholder approval of the issuance of the Series D Stock would entitle the holders to an aggregate of 9,507,696.43 votes at any subsequent stockholders' meeting (or in connection with any other stockholder action), representing approximately 45.6% of the votes entitled to be cast at the Meeting. Assuming the holders of the Series D Stock were to act collectively, such holders would likely be able to determine the affairs and policies of the Company.

                                                       AS OF NOVEMBER 16, 1998
                                                      -------------------------
                                                        Number        Percent
                                                       of Shares     of Class
                                                       ---------     --------
         Bloomfield Imaging Associates, P.A. (1)        62.117           7%
         c/o Phyllis Beran
         1751 Rolling Lane
         Cherry Hill, New Jersey  08003

         Echelon MRI, P.C. (2)                          461.44          52%
         c/o Phyllis Beran
         1751 Rolling Lane
         Cherry Hill, New Jersey  08003

         Irving N. Beran, M.D., P.A. (3)                26.622            3%
         c/o Phyllis Beran
         1751 Rolling Lane
         Cherry Hill, New Jersey  08003

         Mainland Imaging Center, P.C. (4)              97.612           11%
         c/o Phyllis Beran
         1751 Rolling Lane
         Cherry Hill, New Jersey  08003

         North Jersey Imaging Management                239.594          27%
         Associates, L.P. (5)
         c/o Phyllis Beran
         1751 Rolling Lane
         Cherry Hill, New Jersey  08003


(1) Includes 18 shares of Series D Stock pledged to the Company as collateral to secure repayment of a $175,000 promissory note issued by the entity to the Company and 1.145 shares of Series D Stock held in escrow in respect of certain post-closing adjustments in connection with the Beran Acquisition. The entity currently has the right to vote such shares. The Company has been informed that Samuel J. Beran, M.D., the principal stockholder of the entity, may be deemed to be the beneficial owner of the shares owned by the entity.

(2) Includes 133.7 shares of Series D Stock pledged to the Company as collateral to secure repayment of a $1,300,000 promissory note issued by the entity to the Company and 8.508 shares of Series D Stock held in escrow in respect of certain post-closing adjustments in connection with the Beran Acquisition. The entity currently has the right to vote such shares. The Company has been informed that Samuel J. Beran, M.D., the principal stockholder of the entity, may be deemed to be the beneficial owner of the shares owned by the entity.

(3) Includes 7.7 shares of Series D Stock pledged to the Company as collateral to secure repayment of a $75,000 promissory note issued by the entity to the Company and 0.491 shares of Series D Stock held in escrow in respect of certain post-closing adjustments in connection with the Beran Acquisition. The entity currently has the right to vote such shares. The Company has been informed that Samuel J. Beran, M.D., the principal stockholder of the entity, may be deemed to be the beneficial owner of the shares owned by the entity.

(4) Includes 28.3 shares of Series D Stock pledged to the Company as collateral to secure repayment of a $275,000 promissory note issued by the entity to the Company and 1.8 shares of Series D Stock held in escrow in respect of certain post-closing adjustments in connection with the Beran Acquisition. The entity currently has the right to vote such shares. The

      Company has been informed that Samuel J. Beran, M.D., the principal stockholder of the entity, may be deemed to be the beneficial owner of the shares owned by the entity.

(5) Includes 69.4 shares of Series D Stock pledged to the Company as collateral to secure repayment of a $675,000 promissory note issued by the entity to the Company and 4.418 shares of Series D Stock held in escrow in respect of certain post-closing adjustments in connection with the Beran Acquisition. The entity currently has the right to vote such shares. The Company has been informed that Samuel J. Beran, M.D., the principal stockholder of the general partner of the entity, may be deemed to be the beneficial owner of the shares owned by the entity.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The By-laws of the Company provide that the number of directors shall be fixed from time to time by the Board. The Board has fixed the number of directors at five (5), and five (5) directors will be elected at the Meeting, each director to hold office until the next annual meeting of stockholders and until his successor is elected and is qualified. The Company intends to hold the next annual meeting of stockholders in 1999. All of the five (5) nominees are presently directors of the Company except for Dr. Manmohan Patel.

         Unless otherwise directed, all proxies (unless revoked or suspended) will be voted for the director nominees named below. If any director nominee shall be unavailable for election or upon election should be unable to serve, the proxies will be voted for the election of such other person as shall be determined by the persons named in the proxy in accordance with their judgment. The Company is not aware of any reason why any director nominee should become unavailable for election, or, if elected, should be unable to serve as a director.

         The names of the director nominees, and certain information about them, are set forth below.

                                                 HAS BEEN A DIRECTOR
            NAME                     AGE         OF THE COMPANY FROM
            ----                     ---         -------------------

            Shawn A. Friedkin        34          May 1996 - Present

            Manmohan A. Patel        49          ----

            Joseph J. Raymond        63          December 1995 - Present

            Michael S. Weiss         32          July 1998 - Present

            Elliott H. Vernon        55          July 1991 - Present


         Shawn A. Friedkin has been the President of Paramount Funding Corporation, a Florida based factoring company specializing in commercial receivable funding, since July 1992. From January 1990 through June 1992, Mr. Friedkin was the Vice President of Friedkin Industries, a Florida company engaged in the aluminum extrusion and eyeglass manufacturing businesses. Mr. Friedkin is a graduate of Syracuse University School of Management.

         Manmohan A. Patel, M.D. has been the Chairman of Jersey Integrated HealthPractice, Inc., a privately-held management services organization ("Jersey Integrated") which provides management services to Pavonia Medical Associates, P.A. ("Pavonia"), since August 1995. Dr. Patel was one of the founders of Pavonia, which is the largest independent multi-specialty medical group in New Jersey, and currently is its President. Dr. Patel is a practicing internist specializing in pulmonary diseases and critical care and has received board certifications in the following five

(5) specialties: internal medicine, pulmonary diseases, critical care, emergency medicine and geriatric medicine. Dr. Patel received his M.D. from Mahatma Gandhi Medical College in India in 1973. He was an intern at the MGM Medical College in India, at West Middlesex Hospital in Britain, at Loyola University, at the Stritch Medical School in Chicago, Illinois and at the Catholic Medical Center of Brooklyn and Queens in New York and had fellowships with Bellevue Hospital and New York University Medical Center. Since 1994, Dr. Patel has been a member of the Board of Trustees of the Meadowlands Hospital Medical Center in Secaucus, New Jersey, and since 1995, Dr. Patel has been a member of the Board of Trustees of Liberty HealthCare System, Inc. which is a New Jersey-based teaching hospital system that is affiliated with Mt. Sinai Health System in New York.

         Joseph J. Raymond has been the Chairman, Chief Executive Officer and President of Stratus Services Group, Inc., a staffing company, since September 1997. From July 1992 through August 1996, Mr. Raymond was the Chairman of the Board, Chief Executive Officer and President of Transworld Home Healthcare, Inc. ("THH"), a publicly-held regional supplier of a broad range of alternate site healthcare services and products including respiratory therapy, drug infusion therapy, nursing and para professional services, home medical equipment, radiation and oncology therapy and a nationwide specialized mail order pharmacy. Prior thereto, he was the Chairman of the Board and President of Transworld Nursing, Inc. ("TNI"), a wholly-owned subsidiary (and predecessor) of THH, from its inception in 1987. Mr. Raymond received an M.S. degree in management from the New Jersey Institute of Technology ("NJIT") in 1968 and received a B.S. degree in electrical engineering from NJIT in 1961.

         Michael S. Weiss, Esq. has been a Senior Managing Director of Paramount Capital, Inc. (a private investment banking firm) ("Paramount") and has held various other positions with Paramount and certain of its affiliates since November 1993. Mr. Weiss is also the Vice Chairman of Genta Incorporated and Chairman of Procept, Inc., both of which are publicly-traded biotechnology companies. In addition, Mr. Weiss is also a member of the Board of Directors of AVAX Technologies, Inc., Pacific Pharmaceuticals, Inc. and Palatin Technologies, Inc. and is Secretary of Atlantic Pharmaceuticals, Inc., each of which is a publicly-traded biotechnology company. Additionally, Mr. Weiss is a member of the Board of Directors of several privately-held biotechnology companies. Prior to joining Paramount, Mr. Weiss was an attorney with the law firm of Cravath, Swaine & Moore. Mr. Weiss received his J.D. from Columbia University School of Law and his B.S. in Finance from the State University of New York at Albany.

         Elliott H. Vernon, Esq. has been the Chairman of the Board, President and Chief Executive Officer of the Company since the Company's inception in July 1991. For over ten years, Mr. Vernon has also been the managing partner of MR General Associates, a New Jersey general partnership ("MR General") which is the general partner of DMR Associates, L.P., a Delaware limited partnership ("DMR Associates"). See "Certain Relationships and Related Transactions." Since December 1995, Mr. Vernon has been a director of Pacific Pharmaceuticals, Inc., a publicly-traded company engaged in the development and commercialization of medical products with a primary focus on cancer treatment. Since December 1997, Mr. Vernon has been a director of Procept, Inc., a publicly-traded company engaged in the development of novel drugs for the prevention of infectious diseases, with a primary focus on the HIV disease. Mr. Vernon is also one of the founders of TNI and was, until April 1997, a director THH. Mr. Vernon is also a principal of HealthCare Financial Corp., LLC, a healthcare financial consulting company engaged primarily in FDA matters. From January 1990 to December 1994, Mr. Vernon was a director and the Executive Vice President and General Counsel of the Wall Street firm of Aegis Holdings Corporation which offered financial services through its investment management subsidiary and its capital markets consulting subsidiary on an international basis. Prior to entering the healthcare field on a full-time basis, Mr. Vernon was in private practice as a trial attorney specializing in federal white collar criminal and federal regulatory matters. Prior to founding his own law firm in 1973, Mr. Vernon was commissioned as a Regular Army infantry officer in the United States Army (1964). He is a former paratrooper and Vietnam War veteran with service in the 82nd Airborne Division and 173rd Airborne Brigade. Upon his return from Vietnam in 1970, Mr. Vernon served as Chief Prosecutor and Director of Legal Services at the United States Army Communications and Electronics Command until 1973.

VOTE REQUIRED

         Directors are elected by a plurality of the votes cast at the Meeting.

              THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
                  ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

                 INFORMATION RELATING TO THE BOARD OF DIRECTORS
                      AND CERTAIN COMMITTEES OF THE BOARD

MEETINGS OF THE BOARD; COMMITTEES

         During fiscal 1997, the Board held four (4) formal meetings. During fiscal 1997, no incumbent director attended less than seventy-five percent (75%) of the aggregate number of meetings of the Board and committees of the Board on which he served for such year. The Board currently has four (4) standing committees: the Audit Committee, the Stock Option Committee, the Compensation Committee and the Executive Committee.

Audit Committee

         The current members of the Audit Committee are Messrs. Friedkin and Weiss. The Audit Committee held two (2) meetings during fiscal 1997. The general functions of the Audit Committee include selecting the independent auditors (or recommending such action to the Board); evaluating the performance of the independent auditors and their fees for services and considering the effect, if any, of their independence; reviewing the scope of the annual audit with the independent auditors and the results thereof with management and the independent auditors; consulting with management, internal audit personnel, if any, and the independent auditors as to the Company's systems of internal accounting controls; and reviewing the non-audit services performed by the independent auditors.

Stock Option Committee

         The current members of the Stock Option Committee are Messrs. Friedkin and Weiss. The Stock Option Committee held two (2) meetings during fiscal 1997. The Stock Option Committee considers and recommends actions of the Board relating to matters affecting the Company's stock option plans and is authorized to make grants under the Company's 1991 Stock Option Plan (the "1991 Plan"), the 1997 Omnibus Incentive Plan (the "Omnibus Plan"), the 1997 Employee Stock Purchase Plan (the "Stock Purchase Plan") and otherwise.

Compensation Committee

         The current members of the Compensation Committee are Messrs. Raymond and Weiss. The Compensation Committee held two (2) meetings during fiscal 1997. The general functions of the Compensation Committee include approval (or recommendations to the Board) of the compensation arrangements for senior management, directors and other key employees; review of benefit plans in which officers and directors are eligible to participate; and periodic review of the equity compensation plans of the Company and the grants under such plans.

Executive Committee

         The current members of the Executive Committee are Messrs. Raymond and Vernon. The Executive Committee held four (4) meetings during fiscal 1997. The Executive Committee is empowered to exercise all powers of the Board in the management and affairs of the Company with certain exceptions. In practice, it meets only infrequently to take formal action on specific matters when it would be impractical to call a meeting of the Board.

COMPENSATION OF DIRECTORS

         Currently, the Company does not pay non-employee directors any fees in connection with their services as such; however, the Company reimburses them for all costs and expenses incident to their participation in meetings of the Board and its committees. In addition, non-employee directors are entitled to participate in the 1996 Non-Employee Directors Plan, and non-employee directors (other than the members of the Stock Option Committee) are entitled to participate in the Omnibus Plan. Pursuant to the 1996 Non-Employee Directors Plan, stock options to purchase an aggregate of twenty-five thousand (25,000) shares of Common Stock automatically are granted to newly elected or appointed non-employee directors of the Company. The purchase price of the shares of Common Stock subject to such stock options is equal to the fair market value of such shares on the date of the grant, as determined in accordance with the 1996 Non-Employee Directors Plan. Stock options awarded under the 1996 Non-Employee Directors Plan vest in increments of forty percent (40%) after the sixth month, eighty percent (80%) after the eighteenth month and one hundred percent (100%) after the thirtieth month anniversary of the date of grant. If the Directors Plan Amendments are approved by the stockholders, in addition to the automatic grant to non-employee directors of stock options to purchase an aggregate of twenty-five thousand (25,000) shares of Common Stock upon election or appointment, the 1996 Non-Employee Directors Plan would provide for a non-employee director's election to receive stock options to purchase five thousand (5,000) shares of Common Stock in lieu of any annual cash director's fee otherwise payable by the Company to such director for the ensuing Plan Year (as defined in the Plan). These stock options also would be granted in the event no annual cash director's fees are paid by the Company for a Plan Year. Furthermore, the current non-employee directors of the Company (i.e., Messrs. Friedkin, Raymond and Weiss) would be entitled to receive an additional automatic grant of stock options to purchase twenty-five thousand (25,000) shares of Common Stock upon such stockholder approval. See "Proposal 4 - Directors Plan Amendments."

         No remuneration is paid to executive officers of the Company for services rendered in their capacities as directors of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the outstanding shares of Common Stock, to file with the Securities and Exchange

Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company (collectively, "Section 16 reports") on a timely basis. Directors, executive officers and greater than ten percent (10%) stockholders are required by Commission regulation to furnish the Company with copies of all Section 16 reports. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and certain written representations that no other reports were required, during fiscal 1997, all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent (10%) beneficial owners were complied with on a timely basis, except that Jeffrey S. Dahlman, a former vice president and general counsel of the Company, did not timely file a Form 3 with respect to his becoming an officer of the Company and Munr Kazmir, M.D., a former director of the Company, also did not timely file a Form 3 with respect to his becoming a member of the Board.

           INFORMATION RELATING TO EXECUTIVE OFFICERS OF THE COMPANY

EXECUTIVE OFFICERS

         The names of the current executive officers of the Company and certain of its subsidiaries, and certain information about them, are set forth below.

         Name                Age     Position
         ----                ---     --------

         Elliott H. Vernon   56      Chairman of the Board, President and Chief
                                     Executive Officer

         Robert D. Baca      42      President and Chief Operating Officer of
                                     HIS PPM Co.

         Scott P. McGrory    33      Vice President, Controller


         See above for information regarding Mr. Vernon.

         Robert D. Baca, CPA, is the President and Chief Operating Officer of HIS PPM Co., a newly-formed Delaware corporation and wholly-owned subsidiary of the Company formed to engage in the physician practice management business ("HIS PPM"). Mr. Baca has been the President and Chief Operating Officer of HIS PPM since April 1998. From May 1997 to March 1998, Mr. Baca was the Senior Vice President of Corporate Development for Medical Resources, Inc. ("Medical Resources"), a publicly-held diagnostic imaging company. Mr. Baca was a founder of Capstone Management, Inc. ("Capstone"), a diagnostic imaging company which was acquired by Medical Resources in May 1997, and was, from June 1993 to May 1997, the Chief Executive Officer and Chief Financial Officer of Capstone. Mr. Baca received a M.S. in Taxation from Villanova Law School in 1985 and received a B.S. in Accounting from the University of Delaware in 1978. Mr. Baca is a licensed certified public accountant in the State of Pennsylvania.

         Scott P. McGrory, CPA, has been the Vice President, Controller of the Company (as well as the Assistant Secretary of the Company) since October 1996. As the Vice President, Controller of the Company, Mr. McGrory is the Principal Financial and Accounting Officer of the Company and is responsible for overseeing all financial reporting aspects of the Company. Mr. McGrory was the Company's Controller from August 1995 to October 1996; the Company's Manager of Accounting from January 1994 to August 1995; and the Company's Manager of Budgeting from December 1992 to January 1994. From April 1988 to December 1992, Mr. McGrory was employed as a Senior Accountant by NMR of America, Inc., a provider of outpatient services in the field of advanced diagnostic imaging. Mr. McGrory is a licensed certified public accountant in the State of New Jersey.

EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth all compensation awarded to, earned by, or paid to, the Chief Executive Officer and each other executive officer of the Company (whose total annual salary and bonus exceed $100,000) for services rendered in all capacities to the Company and its subsidiaries during fiscal 1997, 1996 and 1995 (the "named executive officers"):


                                                                                          LONG TERM COMPENSATION
                                                 ANNUAL COMPENSATION                               AWARDS
                                    ------------------------------------------  ----------------------------------------
                                                                 OTHER
                                                                 ANNUAL         RESTRICTED    SECURITIES        ALL
NAME AND PRINCIPAL                                             COMPENSATION       STOCK       UNDERLYING       OTHER
POSITION                    YEAR    SALARY ($)    BONUS ($)       ($)(1)         AWARD(S)($)   OPTIONS (#)   COMPENSATION
----------------------      ----    ----------    ---------   ---------------   -----------   -----------   ------------

ELLIOTT H.
VERNON................      1997     $100,415        --            $29,359(2)          --          500,000      $88,076(4)
 (Chairman of the
 Board, President           1996     $181,923     $111,710         $28,121(2)      $468,7503       500,000           --
 and Chief Executive
 Officer)                   1995     $200,000         --           $29,635(2)          --            --              --


------------

(1) Unless noted, the value of perquisites and other personal benefits, securities and other property paid to or accrued for the named executive officers did not exceed $50,000 for each such officer, or ten percent (10%) of such officer's total reported salary and bonus, and thus are not included in the table.

(2) Represent payments for personal life and disability insurance made by the Company on behalf of Mr. Vernon pursuant to Mr. Vernon's employment agreement.

(3) The restricted stock award vested on October 2, 1998 upon the consummation by the Company of the Beran Acquisition. At December 31, 1997, the restricted stock award had a value of $257,800, and at October 2, 1998, the restricted stock award had a value of $281,250.

(4)   Represents non-interest bearing advance made to Mr. Vernon during fiscal
      1997.

Employment Contracts and Termination of Employment and Change in Control Arrangements

         In October 1991, the Company entered into a five (5) year employment agreement with Elliott H. Vernon, pursuant to which Mr. Vernon agreed to serve as the Chairman of the Board, President and Chief Executive Officer of the Company at an annual base salary of $200,000. The employment agreement provided that if a "constructive termination of employment" would occur, Mr. Vernon would be entitled to a continuation of full salary and bonus compensation for a period equal to the remainder of the term. "Constructive termination of employment" was defined in the employment agreement to include a material change in Mr. Vernon's responsibilities, removal of Mr. Vernon from his position as the Company's Chairman of the Board, President or Chief Executive Officer (other than for "Cause," as defined in the employment agreement) or a "Change in Control." A "Change in Control" was defined to include a change in the majority of the Board which was not approved by the incumbent directors or an accumulation by any person or group, other than Mr. Vernon, of in excess of thirty percent (30%) of the outstanding voting securities of the Company. The employment agreement further provided that a constructive termination of employment would not include (i) any sale of the business of the Company, whether through merger, sale of stock or sale of assets, which is approved by the vote of two-thirds of the full Board or (ii) a change in Mr. Vernon's title and/or the person or persons to whom Mr. Vernon reports resulting from a Change of Control approved by the affirmative vote of two-thirds of the full Board, so long as it did not result in any other event constituting a constructive termination of employment.

         Mr. Vernon's employment agreement provided for annual profit sharing with other executive level employees of a bonus pool consisting of fifteen percent (15%) of the Company's consolidated income before taxes, determined in accordance with generally accepted accounting principles (the "Bonus Pool"). During the first year of the term, Mr. Vernon was entitled to not less than two-thirds of the first $300,000 of the Bonus Pool and one-third of the next $300,000 of the Bonus Pool, and, for the remainder of the term, he was entitled to not less than fifty percent (50%) of the Bonus Pool. Mr. Vernon was entitled to monthly bonus payments, based upon an estimate of his full years' entitlement, subject to adjustment at the end of each fiscal quarter and at the end of each fiscal year. The entitlement of Mr. Vernon and the other officers of the Company to the remainder of the Bonus Pool was made by Mr. Vernon as the Chairman of the Board, President and Chief Executive Officer of the Company, subject to any applicable employment agreements.

         As of February 1, 1996, the Company amended its then current employment agreement with Mr. Vernon. Pursuant to such amendment, the employment agreement's expiration date of October 22, 1996 was extended to October 22, 1997 and during such one (1) year extension Mr. Vernon's annual base compensation was reduced from $200,000 to $100,000. In addition, upon execution of such amendment, options that Mr. Vernon held as of such date exercisable to purchase an aggregate of two hundred and seventy thousand (270,000) shares of Common Stock under the 1991 Plan (at exercise prices ranging from $1.50 to $5.00 per share) were terminated and the Company granted him options exercisable to purchase an aggregate of five hundred thousand (500,000) shares of Common Stock at a cash exercise price of $0.75 per share (the "Vernon New Options"). Furthermore, as additional incentive compensation, upon execution of such amendment, Mr. Vernon received from the Company a restricted stock award of two hundred and fifty thousand (250,000) shares of Common Stock. The restrictions thereon lapsed upon consummation by the Company of the Beran Acquisition on October 2, 1998. Mr. Vernon is entitled to certain demand and "piggyback" registration rights with respect to such two hundred and fifty thousand (250,000) shares and the five hundred thousand (500,000) shares of Common Stock issuable upon exercise of the Vernon New Options. At any time commencing April 16, 1996 and ending April 16, 2000, Mr. Vernon has the right to demand that the Company prepare and file, and use its best efforts to cause to become effective, a registration statement under the Act to permit the sale of such shares. The Company is obligated to file one (1) such registration statement for which all expenses (other than fees of counsel for such holders and underwriting discounts) will be payable by the Company.

         Effective November 1997, the Company entered into a new three (3) year employment agreement with Mr. Vernon. Pursuant to such new employment agreement, Mr. Vernon has agreed to continue to serve as the Chairman of the Board, President and Chief Executive Officer of the Company at an annual base salary of $250,000, subject to annual increases equal to the greater of (a) ten percent (10%) or (b) the same percentage as the increase during the immediately preceding calendar year in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (1962-1984=100) or (c) such greater amount as may be determined by the Board. The employment agreement provides that, upon the consummation by the Company of the proposed acquisition of Jersey Integrated, Mr. Vernon will receive (i) a cash bonus of $250,000 and (ii) stock options to purchase two hundred and fifty thousand (250,000) shares of Common Stock at an exercise price equal to the average of the fair market value (as defined in the Omnibus Plan) of the Common Stock for the ten (10) consecutive trading days immediately preceding the closing date of such acquisition (which stock options will vest in 25% increments over four (4) years from the date of grant). The employment agreement is subject to successive one year renewal periods. The employment agreement also provides that if Mr. Vernon resigns for "Good Reason" (as defined in the employment agreement) or if his employment is terminated by the Company other than for "Cause" (as defined in the employment agreement), Mr. Vernon will be entitled to receive a payment of 2.99 times his highest annual salary and bonus pursuant to the employment agreement. In the event Mr. Vernon's employment is terminated for "Disability" (as defined in the employment agreement), Mr. Vernon will continue to be paid his base salary for a period of six (6) months after such date. Mr. Vernon's employment agreement also provides that in the event his employment is terminated for "Cause" or because of his death, Mr. Vernon or his designated beneficiaries, as the case may be, shall only be entitled to be paid his base salary through the month in which such termination occurred.

         Mr. Vernon's new employment agreement also provides for annual profit sharing with other executive level employees of a bonus pool consisting of fifteen percent (15%) of the Company's consolidated income before taxes. Mr. Vernon is entitled to not less than fifty percent (50%) of such bonus pool, and the Board or a duly constituted committee thereof may allocate additional amounts of the bonus pool to Mr. Vernon. It is expected that the entitlement of the other officers of the Company to the remainder of such bonus pool (if any) will be made by Mr. Vernon in his capacity as the Chairman of the Board, President and Chief Executive Officer of the Company, subject to the contractual rights of other persons entitled to participate in such bonus pool, and to the concurrence of the Board or a duly constituted committee thereof. In addition, the employment agreement provides for certain insurance and automobile benefits for Mr. Vernon and his participation in the Company's other benefit plans. The employment agreement provides that Mr. Vernon will be entitled to reimbursement of up to $10,000 per annum for medical expenses not covered by insurance for himself and his immediate family. In connection with the Board's approval in November 1997 of the material terms of this new employment agreement, Mr. Vernon was granted stock options to purchase four hundred seventy-one thousand and two hundred (471,200) shares of Common Stock under the 1991 Plan and twenty-eight thousand eight hundred (28,800) shares of Common Stock under the Omnibus Plan at an exercise price of $1.0625 per share. Such options vest in twenty-five percent (25%) increments upon the Common Stock attaining, for a period of twenty (20) consecutive trading days, a fair market value (as defined in the applicable plan) of $2.50, $5.00, $7.50 and $10.00, respectively. Notwithstanding the foregoing, each such option shall become fully vested upon the earlier to occur of (x) the fifth anniversary of the grant date of such option and (y) a "Change in Control" (as defined in the Omnibus Plan).

Option Grants in Fiscal 1997

         The following table sets forth each grant of stock options made by the Company during fiscal 1997 to each of the named executive officers:


                                                                                 POTENTIAL REALIZABLE
                                                                              VALUE AT ASSUMED ANNUAL
                       NUMBER OF     % OF TOTAL                                 RATES OF STOCK PRICE
                       SECURITIES     OPTIONS                                     APPRECIATION FOR
                       UNDERLYING    GRANTED TO    EXERCISE OR                      OPTION TERM(2)
                        OPTIONS     EMPLOYEES IN    BASE PRICE   EXPIRATION    ---------------------
NAME                 GRANTED($)(1)   FISCAL YEAR     ($/SHARE)       DATE        5%($)          10%($)
----                 -------------   ------------   -----------   ----------    -----          ------

Elliott H. Vernon       500,000        73.8%          $1.0625     Nov. 2007    $334,100      $846,676



---------

(1) Such options vest in increments of twenty-five percent (25%) upon the Common Stock attaining, for a period of twenty (20) consecutive trading days, a fair market value (as defined in the applicable plan) of $2.50, $5.00, $7.50 and $10.00, respectively. Notwithstanding the foregoing, each such option shall become fully vested upon the earlier to occur of
      (x) the fifth anniversary of the grant date of such option and (y) a "Change in Control" (as defined in the Omnibus Plan).

(2) The potential realizable values represent future opportunity and have not been reduced to present value in 1997 dollars. The dollar amounts included in these columns are the result of calculations at assumed rates set by the Commission for illustration purposes, and these rates are not intended to be a forecast of the Common Stock price and are not necessarily indicative of the values that may be realized by the named executive officer.

Aggregated Option Exercises in Fiscal 1997 and 1997
Fiscal Year End Option Values

         The following table summarizes for each of the named executive officers the number of stock options exercised during fiscal 1997, the aggregate dollar value realized upon exercise, the total number of unexercised stock options held at December 31, 1997 and the aggregate dollar value of in-the-money, unexercised options held at December 31, 1997. The value realized upon exercise is the difference between the fair market value of the underlying Common Stock on the exercise date and the exercise or base price of the stock option. The value of unexercised, in-the-money options at fiscal year-end is the difference between its exercise or base price and the fair market value (i.e., the closing sale price on such date) of the underlying Common Stock on December 31, 1997 (the last trading day in fiscal 1997), which was $1.0312 per share. These values, unlike the amounts set forth in the column headed "Value Realized," have not been, and may never be, realized. The stock options have not been, and may never be, exercised; and actual gains, if any, on exercise will depend on the value of the Common Stock on the date of exercise. There can be no assurance that these values will be realized.

         None of the named executive officers exercised any stock options during fiscal 1997. The Company does not have any stock appreciation rights ("SARs") outstanding.



                                                        SECURITIES
                                                        UNDERLYING          VALUE OF
                                                        NUMBER OF          UNEXERCISED
                                                        UNEXERCISED        IN-THE-MONEY
                                                        OPTIONS AT          OPTIONS AT
                                                      FISCAL YEAR END     FISCAL YEAR END
                                                      ---------------     ---------------
                     SHARES ACQUIRED       VALUE       EXERCISABLE/         EXERCISABLE/
NAME                  ON EXERCISE(#)    REALIZED($)    UNEXERCISABLE       UNEXERCISABLE
----                 ---------------   ------------    -------------       --------------


Elliott H. Vernon          -0-              N/A       500,000/500,000        $140,600/$0


                          PROPOSAL 2 - THE BACA AWARD

GENERAL

         As of April 13, 1998, HIS PPM entered into a three (3) year employment agreement with Robert D. Baca (the "Baca Agreement"). The Baca Agreement is subject to successive one year renewal periods. As incentive compensation, in connection with the execution of the Baca Agreement, Mr. Baca received (i) a stock option under the Omnibus Plan to purchase two hundred thousand (200,000) shares of Common Stock and (ii) subject to ratification and approval of the Company's stockholders, a stock option, not issued under the Omnibus Plan (since at the time of grant there were not enough shares available for issuance under the Omnibus Plan to allow for such issuance thereunder) but which shall, nonetheless, be subject to the terms and conditions of the Omnibus Plan, to purchase one hundred and fifty thousand (150,000) shares of Common Stock (the "Baca Award").

REASON FOR THE BACA AWARD

         HIS PPM was recently formed by the Company to engage in the physician practice management business. Mr. Baca has substantial experience in the physician practice management business (see "Information Relating to Executive Officers of the Company"), and HIS PPM has retained Mr. Baca as its President and Chief Operating Officer. The Company granted the Baca Award to provide Mr. Baca with an opportunity to acquire an investment in the Company, thereby strengthening his desire to remain with the Company and stimulating his efforts to assist the Company in the establishment of its physician practice management operations.

THE BACA AWARD

         Pursuant to the Baca Agreement, Mr. Baca has been granted, subject to the ratification and approval of the Company's stockholders, a stock option (the "Option"), not issued under the Omnibus Plan but which shall, nonetheless, be subject to the terms and conditions of the Omnibus Plan, and which was not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase one hundred and fifty thousand (150,000) shares of Common Stock, at an exercise price equal to $7.50 (with respect to 50,000 of the shares subject to the Option), $10.00 (with respect to 50,000 of the shares subject to the Option) and $12.50 (with respect to 50,000 of the shares subject to the Option) per share. The Option will vest upon the attainment of any two of the three following objectives: (1) the Company achieving gross revenues of $100.0 million in any fiscal year during the term of the Baca Agreement, (2) the Company achieving net income of $12.0 million in any fiscal year during the term of the Baca Agreement or (3) the Common Stock attaining, during the term of the Baca Agreement, an average Fair Market Value (as such term is defined in the Baca Agreement) for a period of twenty (20) consecutive trading days, and a Fair Market Value on the last day of such twenty (20) day period, of $20.00; provided, however, that in any event the Option will vest on the third anniversary of the grant date of the Option, and the Option will become fully vested immediately upon a Change in Control of HIS PPM (as hereinafter defined).

         For purposes of the Baca Award, a "Change in Control" of HIS PPM shall mean a change in control of a nature that would be required to be reported, with respect to the Company, in a Current Report on Form 8-K, as in effect on the date of the Baca Agreement, or pursuant to Section 13 or 14(d) of the Exchange Act; including, without limitation, (A) the acquisition of "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than HIS PPM or Mr. Baca or an entity directly or indirectly controlled by the Company or Mr. Baca, of securities of HIS PPM or the Company representing a majority of the combined voting power of HIS PPM's or the Company's, as the case may be, then outstanding securities, (B) the failure, for any reason, of the individuals who presently constitute the Board of Directors of HIS PPM or the Company (the "Incumbent Board") to constitute at least a majority thereof, provided that any director whose election has been approved in advance by directors representing at least two-thirds (2/3) of the directors comprising the Incumbent Board shall be considered, for these purposes, as though such director were a member of the Incumbent Board, (C) the stockholders of HIS PPM or the Company, as the case may be, approving a merger or consolidation of HIS PPM or the Company, as the case may be, with any other corporation (other than an affiliate of the Company), other than a merger or consolidation which would result in the voting securities of HIS PPM or the Company, as the case may be, outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of HIS PPM or the Company, as the case may be, or such surviving entity outstanding immediately after such merger or consolidation and such merger or consolidation occurs, or (D) the stockholders of HIS PPM or the Company, as the case may be, approving a plan of complete liquidation of HIS PPM or the Company, as the case may be, or an agreement for the sale or disposition by HIS PPM or the Company, as the case may be, of all or substantially all of HIS PPM's or the Company's assets.

         As of April 13, 1998, and November 13, 1998, the closing sales price of the Common Stock on The Nasdaq National Market was approximately $1.31 and $1.00, respectively.

FEDERAL INCOME TAX CONSEQUENCES

         Set forth below is a description of the federal income tax consequences under currently applicable provisions of the Code of the grant and exercise of the Option. This description does not purport to be a complete description of the federal income tax aspects of the Option. The summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to Mr. Baca.

         There were no federal income tax consequences to Mr. Baca or the Company on the grant of the Option. On the exercise of the Option, Mr. Baca will have taxable ordinary income, subject to withholding, equal to the excess of the fair market value of the shares of Common Stock received on the exercise date over the exercise price of the shares. The Company will be entitled to a tax deduction in an amount equal to the amount of income recognized by Mr. Baca provided the Company complies with applicable withholding and/or reporting rules. Any ordinary income realized by Mr. Baca upon exercise of the Option will increase his tax basis in the Common Stock thereby acquired. If Mr. Baca transfers the Option in a non-arms'-length transaction he will be subject to taxation as described above at the time that the transferee exercises the Option.

         Any gain or loss recognized upon the subsequent disposition of the acquired Common Stock will be a capital gain or loss if the shares are held as capital assets. Any such capital gain will be taxable at the maximum rate of twenty percent (20%) if such shares are held for more than twelve (12) months, and otherwise will be short-term capital gain, taxable at ordinary income tax rates. Any loss will be long-term if such shares are held for more than one (1) year.

         If Mr. Baca surrenders shares of Common Stock in payment of the exercise price of the Option, he will not recognize gain or loss on his or her surrender of such shares, but will recognize ordinary income on the exercise of the Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise, and the capital gains holding period will begin on the date of the exercise.

         Section 162(m) of the Code, which generally limits the annual deduction otherwise available to a publicly-held corporation with respect to applicable remuneration paid to such corporation's chief executive officer and to certain other highly compensated employees of such corporation to $1,000,000, provides that "performance-based" compensation will not be subject to the $1,000,000 deduction limitation. The Company believes that the compensation element of the Option will constitute performance-based compensation.

VOTE REQUIRED

         Ratification and approval of the Baca Award requires the affirmative vote of the holders of a majority of the total number of votes represented and entitled to be cast at the Meeting on this proposal.

              THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE
                  RATIFICATION AND APPROVAL OF THE BACA AWARD.

                      PROPOSAL 3 - OMNIBUS PLAN AMENDMENT

         The Board has approved, and recommended that the stockholders approve, the Omnibus Plan Amendment whereby the maximum number of shares of Common Stock that may be issued pursuant to awards to any participant under such plan would be increased from five hundred thousand (500,000) shares to six hundred thousand (600,000) shares in any given fiscal year.

1997 OMNIBUS INCENTIVE PLAN

         The Omnibus Plan provides for compensatory equity-based awards (each an "Award") to employees, directors (other than members of the Stock Option Committee) and consultants of the Company and its affiliates. As of November 16, 1998, there were approximately one hundred and eighty (180) employees, two
(2) directors and eight (8) consultants eligible to be granted Awards under the Omnibus Plan. There are reserved for issuance pursuant to, or by reason of, stock awards and stock-based awards an aggregate number of shares of Common Stock equal to the lesser of (i) 12.5% of the number of shares of Common Stock outstanding, from time to time, calculated on a fully diluted basis (including the maximum number of shares of Common Stock that may be issued, or subject to awards, under the Omnibus Plan, the Stock Purchase Plan, the 1991 Plan and the 1996 Non-Employee Directors Plan (collectively, the "Employee Stock Plans")) less the number of shares of Common Stock that are issued under the Employee Stock Plans after the effective date of the Omnibus Plan or are subject to outstanding awards under the Employee Stock Plans plus the number of shares of Common Stock forfeited under the Employee Stock Plans or surrendered to the Company in payment of the exercise price of options issued under any of the Employee Stock Plans and (ii) five million (5,000,000) shares of Common Stock. Awards may be granted for no consideration and may consist of stock options, stock awards, SARs, dividend equivalents, other stock-based awards (such as phantom stock) and performance awards consisting of any combination of the foregoing. Any Award issued under the Omnibus Plan which is forfeited, expires or terminates prior to vesting or exercise will again be available for Award under the Omnibus Plan. Currently, no participant may receive stock awards or stock-based awards to acquire more than five hundred thousand (500,000) shares in any fiscal year. Stockholder approval of the Omnibus Plan Amendment would increase this amount to six hundred thousand (600,000) shares.

         The Stock Option Committee administers the Omnibus Plan and has the full power and authority, subject to the provisions of the Omnibus Plan, to designate participants, grant Awards and determine the terms of all Awards. Members of the Stock Option Committee are not eligible to receive Awards under the Omnibus Plan.

         The Omnibus Plan will terminate on November 3, 2007, ten (10) years from the date of adoption of the Plan by the Board, unless earlier terminated by the Board. The Board may amend, alter, suspend, discontinue or terminate the Omnibus Plan, except that any amendment, alteration, suspension, discontinuation or termination that would impair the rights of any participant, or any other holder or beneficiary of any Award theretofore granted to the extent such rights are not then accrued and vested, shall require the consent of such participant, other holder or beneficiary of an Award.

         Restricted Stock Awards. The Stock Option Committee will have the right to grant Awards of shares of Common Stock which are subject to such restrictions (including restrictions on transferability and limitations on the right to vote or receive dividends with respect to the restricted shares) and such terms regarding the lapse of restrictions as the Stock Option Committee deems appropriate. Generally, upon termination of employment for any reason during the restriction period, restricted shares will be forfeited to the Company.

         SARs. An award may consist of SARs. Upon exercising an SAR, the holder will be paid by the Company the difference between the fair market value of the Common Stock on the date of exercise and the fair market value of the Common Stock on the date of the grant of the SAR, less applicable withholding of Federal and state taxes. The Stock Option Committee will have the authority to determine the price, term, methods of exercise, methods of settlement, and any other terms and conditions of any SAR.

         Options. The terms of specific options (including the exercise price, option term and time and method of exercise) will be determined by the Stock Option Committee. Generally, it is expected that options will be granted at an exercise price equal to at least one hundred percent (100%) of the fair market value of the Common Stock on the date of grant. Each option will be exercisable after the period or periods specified in the option agreement, which will generally not exceed ten (10) years from the date of grant. Options may be issued in tandem with SARs ("Tandem Options") as a performance award. Upon the exercise of an option, the option holder will pay to the Company the exercise price plus the amount of the required Federal and state withholding taxes, if any. An option may be either an "incentive stock option" (an "ISO") which meets the requirements of Code Section 422(b) or a non-qualified stock option which does not meet such requirements (a "NQSO"). ISOs may only be granted to employees of the Company or its present or future parent or subsidiary corporations (as defined in Section 422 of the Code).

         Performance Awards Consisting of Options and SARs Issued in Tandem. Upon exercise of a Tandem Option, the optionee will be entitled to a credit toward the exercise price equal to the value of the SARs issued in tandem with the option exercised, but not to exceed the amount of the Federal income tax deduction allowed to the Company in respect of such SAR. Upon exercise of a Tandem Option, the related SAR will terminate, the value being limited to the credit which can be applied only toward the purchase price of Common Stock. In all cases, full payment of the net purchase price of the shares must be made in cash or its equivalent at the time the Tandem Option is exercised, together with the amount of the required Federal and state withholding taxes, if any. When a SAR issued as part of a Tandem Option is exercised, the option to which it relates will cease to be exercisable to the extent of the number of shares with respect to which the SAR was exercised.

         Other Performance Awards. The Omnibus Plan authorizes the Stock Option Committee to grant, to the extent permitted under Rule 16b-3 promulgated under the Exchange Act, and applicable law, other Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. Furthermore, the amount or terms of an Award may be related to the performance of the Company or to such other criteria or measure of performance as the Stock Option Committee may determine.

         As of November 16, 1998, stock options exercisable to purchase an aggregate of eight hundred twenty eight thousand and eight hundred (828,800) shares of Common Stock have been granted under the Omnibus Plan, with stock options exercisable to purchase an aggregate of two hundred twenty eight thousand and eight hundred (228,800) shares of Common Stock held by executive officers of the Company (i.e., stock options exercisable to purchase an aggregate of twenty eight thousand eight hundred (28,800) shares held by Elliott H. Vernon and an aggregate of two hundred thousand (200,000) shares held by Robert D. Baca). Such stock options have expiration dates ranging from November 2007 to April 2008 and exercises prices ranging from approximately $1.06 to $1.72 per share. Such calculations include stock options exercisable to purchase an aggregate of one hundred thousand (100,000) shares of Common Stock granted to each of Drs. Manmohan A. Patel and Jay Sklower (in connection with certain consulting services and expertise to be provided by them to the Company) under the Omnibus Plan which were granted subject to stockholder approval of the Omnibus Plan Amendment.

         On November 13, 1998, the closing sale price of the Common Stock on The Nasdaq National Market was $1.00 per share.

FEDERAL INCOME TAX CONSEQUENCES

         Set forth below is a description of the federal income tax consequences under currently applicable provisions of the Code of the grant and exercise of Awards under the Omnibus Plan. This description does not purport to be a complete description of the federal income tax aspects of the Omnibus Plan. The summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular participant who receives Awards.

         There will be no federal income tax consequences to optionees or the Company on the grant of a NQSO. On the exercise of a NQSO, the optionee generally will have taxable ordinary income, subject, in the case of an employee, to withholding, equal to the excess of the fair market value of the shares of Common Stock received on the exercise date over the exercise price of the shares. The Company will be entitled to a tax deduction in an amount equal to the amount of income recognized by the optionee provided the Company complies with applicable withholding and/or reporting rules. Any ordinary income realized by an optionee upon exercise of a NQSO will increase his or her tax basis in the Common Stock thereby acquired. An optionee who transfers a NQSO in a non-arms'-length transaction will be subject to taxation as described above at the time that the transferee exercises the NQSO.

         Any gain or loss recognized upon the subsequent disposition of the acquired Common Stock will be a capital gain or loss if the shares are held as capital assets. Any such capital gain will be long-term capital gain which, in the case of an individual optionee, will be taxable at the maximum rate of twenty percent (20%) if such shares are held for more than twelve (12) months, and otherwise will be short-term capital gain, taxable at ordinary income tax rates. Any loss will be long-term if such shares are held for more than one (1) year.

         An optionee who surrenders shares of Common Stock in payment of the exercise price of a NQSO will not recognize gain or loss on his or her surrender of such shares, but will recognize ordinary income on the exercise of the NQSO as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise, and the capital gains holding period will begin on the date of the exercise.

         With respect to ISOs, no compensation income is recognized by an optionee, and no deduction is available to the Company upon either the grant or exercise of an ISO. However, the difference between the exercise price of an ISO and the market price of the Common Stock acquired on the exercise date will be included in the alternative minimum taxable income of an optionee for purposes of the "alternative minimum tax." Generally, if an optionee holds the shares acquired upon exercise of ISOs until the later of (i) two (2) years from the grant of ISOs or (ii) one (1) year from the date of acquisition of the shares upon exercise of ISOs, any gain recognized by the optionee on a sale of such shares will be treated as capital gain. The gain recognized upon the sale is the difference between the exercise price and the sale price of the Common Stock. The net federal income tax effects on the holder of ISOs generally is to defer (except for alternative minimum tax purposes), until the shares are sold, taxation of any increase in the value of the Common Stock from the time of grant to the time of exercise, and to treat such gain as capital gain. If the optionee sells the shares prior to the expiration of the holding period set forth above (a "disqualified disposition"), the optionee will realize ordinary compensation income in the amount equal to the difference between the exercise price and the fair market value on the exercise date. The compensation income will be added to the optionee's basis for purposes of determining the gain on the sale of the shares. Such gain will be capital gain if the shares are held as capital assets. If the application of the above-described rule would result in a loss to the optionee, the compensation income required to be recognized thereby would be limited to the excess, if any, of the amount realized on the sale over the basis of the shares sold. If an optionee disposes of shares obtained upon exercise of an ISO prior to the expiration of the holding period described above, the Company generally will be entitled to a deduction in the amount of the compensation income that the optionee recognizes as a result of the disposition, subject to the Company satisfying applicable withholding and/or reporting obligations.

         If an optionee is permitted to, and does, make the required payment of the exercise price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to an exercise of an ISO to exercise an option will be treated as a taxable disposition if the transferred shares have not been held by the optionee for the requisite holding period described above.

         With respect to SARs, when a participant exercises a SAR grant under the Omnibus Plan, the amount of cash received will be ordinary income subject, in the case of an employee, to withholding, and will be allowed as a deduction to the Company, subject to the Company satisfying its reporting and/or withholding obligations.

         Since restricted stock and restricted stock units will not be transferable and will be subject to forfeit by the participant, should the participant leave the Company's employ during a specified period or certain other conditions which may be related to the purpose of the grant not be satisfied, for federal income tax purposes the restricted stock and restricted stock units will be subject to a "substantial risk of forfeiture" during such period. Thus, a participant will defer the recognition of income until the end of that period and recognize compensation income equal to the fair market value of the restricted stock and restricted stock units at such time unless the participant elects to recognize compensation income on the date of grant. Subject to the Company satisfying certain reporting and/or withholding obligations, the Company will be entitled to a deduction at the time and in an amount equal to the compensation income recognized by the participant. Any additional gain or any loss recognized upon the subsequent disposition of the acquired shares will be a capital gain or loss.

         If the Company delivers cash, in lieu of fractional shares, the employee will recognize ordinary income equal to the cash paid and the fair market value of any shares issued as of the date of exercise. An amount equal to any such ordinary income will be deductible by the Company, provided it complies with applicable withholding requirements.

         Section 162(m) of the Code, which generally limits the annual deduction otherwise available to a publicly-held corporation with respect to applicable remuneration paid to such corporation's chief executive officer and to certain other highly compensated employees of such corporation to $1,000,000, provides that "performance-based" compensation will not be subject to the $1,000,000 deduction limitation. Generally, since an employer is not entitled to a deduction upon the grant or exercise of an ISO in any event (other than in the case of a disqualified disposition), this provision should not affect the Company's tax treatment with regard to ISOs. NQSOs and SARs granted under a plan approved by stockholders with an exercise price equal to the fair market value of the underlying stock as of the date of grant are considered performance-based compensation, if certain requirements are met. The Omnibus Plan meets such requirements and, accordingly, any income realized by employees with respect to NQSOs or SARs granted under the Omnibus Plan with exercise prices equal to the fair market value of the underlying stock as of the date of grant is not subject to the deduction limitation of Section 162(m). Compensation attributable to Awards of restricted stock and restricted stock units will not qualify as performance-based compensation. The Committee may take such additional steps as are necessary to ensure that other Awards under the Omnibus Plan qualify for exemption from the deduction limitations of Code
Section 162(m).

REASON FOR OMNIBUS PLAN AMENDMENT

         Currently, a participant in the Omnibus Plan may not be granted stock awards or stock-based awards to acquire more than five hundred thousand (500,000) shares in any fiscal year. The Omnibus Plan Amendment would increase such amount to six hundred thousand (600,000). In April 1998, Drs. Manmohan A. Patel and Jay Sklower were each granted stock options under the Omnibus Plan (in connection with certain consulting services and expertise to be provided by them to the Company) to purchase three hundred thousand (300,000) shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant. However, because of certain technical requirements related to such issuance, such stock options were cancelled by the Company and replaced with stock options under the Omnibus Plan containing identical terms and conditions, except that, because of the above-referenced restriction, stock options with respect to one hundred thousand (100,000) shares were granted subject to stockholder approval of the Omnibus Plan Amendment. See "Certain Relationships and Related Transactions."

VOTE REQUIRED

         Approval of the Omnibus Plan Amendment requires the affirmative vote of the holders of a majority of the total number of votes represented and entitled to be cast at the Meeting on this proposal.

                THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                  THE APPROVAL OF THE OMNIBUS PLAN AMENDMENT.

                     PROPOSAL 4 - DIRECTORS PLAN AMENDMENTS

         The Board has approved, and recommended that the stockholders approve, the Directors Plan Amendments. The Directors Plan Amendments amends the 1996 Non-Employee Directors Plan as follows: (i) to increase the maximum number of shares of Common Stock that may be granted to participants pursuant to the 1996 Non-Employee Directors Plan from two hundred and fifty thousand (250,000) shares to seven hundred and fifty thousand (750,000) shares; (ii) to provide that each non-employee director of the Company would have the right, prior to each annual organizational meeting of the Board, to elect to receive a NQSO (the "Swap Option") to purchase five thousand (5,000) shares of Common Stock at an exercise price equal to the fair market value of such shares on the date of such meeting in lieu of all of the annual cash director's fee expected to be earned by such non-employee director for the upcoming fiscal year of the Company (the "Plan Year"). In the event that the Board decides that no annual cash director's fee will be paid in any Plan Year, this Swap Option shall, nonetheless, be granted to each non-employee director of the Company for his services for such Plan Year; (iii) to clarify that the rights of a non-employee director to participate in the 1996 Non-Employee Directors Plan shall terminate upon such non-employee director becoming an employee of the Company and that such director shall thereafter only have the right to exercise any NQSO under the plan that has already vested; (iv) to extend the time that a former director of the Company (who is no longer a member of the Board other than by reason of removal not due to death or disability) may exercise vested NQSOs from six (6) months to one (1) year after such person has ceased to be a director, and to provide that all vested NQSOs that are not exercised and have not otherwise been terminated prior to the first anniversary of a director's death shall be deemed exercised on the first anniversary of his death to the extent that the fair market value of the shares subject to the NQSO exceeds the aggregate exercise price of the NQSO; and (v) to provide for the automatic one-time grant of a NQSO (the "New Options") to purchase twenty-five thousand (25,000) shares of Common Stock to the current non-employee directors of the Company (i.e., Messrs. Friedkin, Raymond and Weiss) upon stockholder approval of the Directors Plan Amendments at an exercise price equal to the fair market value of such shares on the date of grant.

         The foregoing description is qualified in its entirety by reference to the full text of the 1996 Non-Employee Directors Plan, as amended and restated, which is set forth in Exhibit A to this Proxy Statement.

1996 NON-EMPLOYEE DIRECTORS PLAN

         The 1996 Non-Employee Directors Plan provides each newly elected or appointed non-employee director of the Company with a one-time grant of a NQSO to purchase an aggregate of twenty-five thousand (25,000) shares of Common Stock. The purchase price of the shares of Common Stock subject to any NQSO awarded under the plan (including the Swap Options and the New Options) will equal the fair market value of such shares on the date of the grant, as determined in accordance with the 1996 Non-Employee Directors Plan. NQSOs awarded under the 1996 Non-Employee Directors Plan (including the Swap Options and the New Options) vest in increments of forty percent (40%) after the sixth month, eighty percent (80%) after the eighteenth month and one hundred percent (100%) after the thirtieth month anniversary of the date of grant. No stock option may be granted under the 1996 Non-Employee Directors Plan after April 10, 2006. Currently, upon termination of a director's service on the Board, any stock options vested as of the date of termination may be exercised until the sixth month anniversary of such date (unless such options expire earlier in accordance with their terms); provided that if such termination is a result of such directors's removal from the Board other than due to his death or disability, all stock options will terminate immediately. Stockholder approval of the Directors Plan Amendments would extend such exercise period from six (6) months to one (1) year and further provide for the automatic exercise of vested stock options after a director's death as hereinbefore described.

         The 1996 Non-Employee Directors Plan is administered by a committee of the Board consisting of at least two (2) directors, as appointed by the Board. Currently, up to an aggregate of two hundred and fifty thousand (250,000) shares of Common Stock, may be issued pursuant to stock options awarded under the 1996 Non-Employee Directors Plan. Stockholder approval of the Directors Plan Amendments would increase this amount to seven hundred and fifty thousand (750,000) shares of Common Stock. Shares of Common Stock subject to an award which are not issued prior to expiration or termination of an award may thereafter be available for future awards under the 1996 Non-Employee Directors Plan and will not be deemed to increase the aggregate number of shares of Common Stock available thereunder. The 1996 Non-Employee Directors Plan provides for appropriate adjustment of shares of Common Stock available thereunder and of shares of Common Stock subject to outstanding awards in the event of any changes in the outstanding Common Stock by reason of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of the current federal income tax laws and regulations governing the issuance of stock options under the 1996 Non-Employee Directors Plan and does not purport to be a complete description of the federal income tax aspects of the 1996 Non-Employee Directors Plan. The summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular participant in the 1996 Non-Employee Directors Plan. Each participant in the 1996 Non-Employee Directors Plan should consult a tax adviser for advice pertaining to his particular circumstances.

         The holder of a stock option awarded under the 1996 Non-Employee Directors Plan (the "Holder") will recognize no income as a result of the grant of such option. Upon the exercise of a stock option, a Holder generally will recognize compensation income, subject to withholding, equal to the difference between the exercise price of the stock option and the market value of the Common Stock on the exercise date. The tax basis of the Common Stock acquired upon the exercise of a stock option will be equal to the sum of (i) the exercise price and (ii) the amount included in the Holder's income as a result of the exercise of such option. Any additional gain or any loss recognized upon the subsequent disposition of the acquired Common Stock will be a capital gain or loss, provided that the Holder holds the shares of Common Stock as a capital asset (i.e., generally for investment purposes). Any such capital gain or loss will be a long-term gain or loss if the Common Stock is held for more than one year. Long-term capital gains are taxable at the maximum rate of twenty percent (20%), and short-term capital gains are taxable at ordinary income tax rates.

         The Company will, subject to the usual rule of reasonableness of compensation and the Company satisfying its withholding and/or reporting requirements, be entitled to a deduction in connection with the exercise of a stock option at such time and to the extent that the Holder recognizes ordinary income.

         If a Holder surrenders shares of Common Stock in payment of the exercise price of an option under the 1996 Non-Employee Directors Plan, he will not recognize gain or loss on his surrender of such shares, but will recognize ordinary income, subject to withholding, on the exercise of the option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise, and the capital gains holding period will begin on the date of exercise.

         If the Company delivers cash, in lieu of fractional shares, or shares of Common Stock to a Holder pursuant to a cashless exercise program, he will recognize ordinary income equal to the cash paid and the fair market value of the shares of Common Stock delivered as of the date of exercise.

         The 1996 Non-Employee Directors Plan is not qualified under Section 401(a) of the Code.

         Section 162(m) of the Code generally disallows publicly-held corporations a tax deduction for compensation over $1,000,000 paid to the chief executive officer and certain other highly compensated employees (the "Covered Employees"). Because only non-employee directors will be granted stock options under the 1996 Non-Employee Directors Plan and such non-employee directors are not considered Covered Employees under Section 162(m) of the Code, it is not expected that the compensation element of stock options granted under the 1996 Non-Employee Directors Plan will be subject to the deduction limitations of
Section 162(m) of the Code.

NEW PLAN BENEFITS TABLE

         The following table presents information regarding NQSOs anticipated to be granted under the 1996 Non-Employee Directors Plan, as amended, to non-employee directors as a group upon stockholder approval of the Directors Plan Amendments and in the upcoming Plan Year, assuming such stockholder approval of the Directors Plan Amendments and assuming that all non-employee directors elect to receive, or are otherwise granted, Swap Options. The following calculations are based on a November 13, 1998 grant date.

                               NEW PLAN BENEFITS
                  1996 NON-EMPLOYEE DIRECTORS PLAN, AS AMENDED


                                                                   NUMBER OF
                                                                 SHARES SUBJECT
NAME AND POSITION                               DOLLAR VALUE(1)    TO OPTIONS
-----------------                               ------------       ----------

Non-Employee Director Group (3 individuals)...      $-0-            90,000



---------------------

(1) Based on the difference between the exercise price of the stock options and the fair market value of the Common Stock on the assumed date of grant.

REASON FOR THE DIRECTORS PLAN AMENDMENTS

         The Board believes that the Directors Plan Amendments will assist the Company in attracting, retaining and motivating non-employee directors by providing for, or increasing, the proprietary interests of such non-employee directors in the Company.

VOTE REQUIRED

         Approval of the Directors Plan Amendments requires the affirmative vote of the holders of a majority of the total number of votes represented and entitled to be cast at the Meeting on this proposal.

                  THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE
                       FOR THE DIRECTORS PLAN AMENDMENTS.

                         PROPOSAL 5 - THE RAYMOND AWARD

GENERAL

         On October 1, 1998, the Board, subject to stockholder ratification and approval, granted Joseph J. Raymond, a director of the Company, a stock option (the "Raymond Award") to purchase one hundred and fifty thousand (150,000) shares of Common Stock.

REASON FOR THE RAYMOND AWARD

         Prior to September 1998, the Company leased its Brooklyn, New York fixed-site MRI facility (the "Brooklyn Facility") from DMR Associates, L.P., a limited partnership ("DMR"). DMR is owned by MR General Associates, L.P., as the general partner ("MR Associates"), and DVI Financial Services, Inc. ("DFS"), as a limited partner. MR Associates is in turn owned by Elliott H. Vernon, the Company's Chairman of the Board, President and Chief Executive Officer, and Joseph J. Raymond, another director of the Company. The Company's lease payments to DMR were structured to fully satisfy DMR's costs and expenses related to the Brooklyn Facility, including mortgage payments, taxes and other related costs. However, Mr. Raymond was still required to pay taxes in respect of these lease payments even though he did not recognize any profit from such arrangement and participated in such arrangement as an accommodation to the Company without any reimbursement therefor. In September 1998, DMR sold (the "Brooklyn Facility Sale") its interest in the Brooklyn Facility to DVI Realty Company, an affiliate of DFS ("DVI Realty"), and used all of the proceeds of the sale to repay the mortgage on the property which Mr. Raymond had personally guaranteed. Simultaneously with, and as a condition to, such sale, DVI Realty entered into a lease arrangement (the "DVI Lease") with the Company for the Brooklyn Facility providing for monthly lease payments of approximately $21,000. As a result of such transaction, the Company has reduced its monthly lease payments for the Brooklyn Facility by approximately $13,500.

         The Raymond Award was granted to Mr. Raymond in consideration for his agreeing to such sale as a co-owner of MR Associates, thereby allowing the Company to realize the above-referenced savings. In addition, the Company has agreed that, to the extent the Company exercises its purchase option under the DVI Lease and subsequently sells such facility to an unrelated third party (other than in connection with a merger, consolidation, sale of substantially all of the assets of the Company or similar transaction), Mr. Raymond will be entitled to receive an amount equal to 60% of any "profits" realized by the Company upon such sale (i.e., the net proceeds received by the Company upon such sale less the Company's depreciated basis in the property).

THE RAYMOND AWARD

         Joseph Raymond has been granted, subject to the ratification and approval of the stockholders of the Company, a stock option exercisable to purchase one hundred and fifty thousand (150,000) shares of Common Stock, at an exercise price equal to the closing sales price of the Common Stock as reported by The Nasdaq National Market on the date such stockholder ratification and approval is obtained. The Raymond Award becomes immediately exercisable for a ten (10) year period upon such stockholder ratification and approval.

         On November 13, 1998, the closing sale price of the Common Stock on The Nasdaq National Market was $1.00 per share.

VOTE REQUIRED

         Ratification and approval of the Raymond Award requires the affirmative vote of the holders of a majority of the total number of votes represented and entitled to be cast at the Meeting on this proposal.

                THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                       THE APPROVAL OF THE RAYMOND AWARD.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         At December 31, 1997 and 1996, Elliott H. Vernon owed the Company $264,125 and $176,049, respectively, in connection with certain non-interest bearing advances.

         The Company entered into an arrangement, effective September 1, 1994 until July 1996, pursuant to which it operated solely as a sublessor of its four (4) mobile MRI units rather than as an operator of such equipment. Mark R. Vernon, the brother of Elliott H. Vernon (the Company's Chairman of the Board, President and Chief Executive Officer) and an officer of the Company since April 1997, is the President and a significant stockholder of such sublessee of the Company's mobile MRI equipment. The other stockholders of the sublessee include certain former customers of the Company. The sublease provided for monthly payments to the Company, which commenced September 1, 1994, in the amount of $50,000 per month for the first three (3) months and $115,000 per month for the next forty five (45) months. These monthly payments included maintenance and insurance of approximately $44,000 per month paid directly by the Company. The total monthly sublease payments due to the Company were collateralized by the accounts receivable due to the sublessee by the sublessee's mobile MRI customers. Effective May 1, 1995, the sublease agreement was amended to provide for monthly payments to the Company in the amount of $76,373 per month for the next forty (40) months excluding maintenance of $38,627 per month originally paid directly by the Company since the sublessee entered into a maintenance agreement with an unrelated third party and began paying the equipment maintenance directly for the subleased mobile MRI units. At December 31, 1994, the sublessee was current with its monthly payment obligations. However, for fiscal 1995, the Company was entitled to receive from the sublessee approximately $1,047,000 in rental income of which it received approximately $685,000 resulting in past due amounts of approximately $362,000. The Company, due to the sublessee's failure to remain current with its 1995 monthly payment obligations, notified the sublessee that it was in default of the sublease agreement. As a result, after assessing the sublease business arrangement, the Company sold one of its mobile MRI units for $625,000 in December 1995, which in turn reduced the sublessee's monthly payment obligation to the Company from $76,373 to $52,582 a month for the remaining thirty three
(33) months of the sublease. As a result of the sale of the mobile MRI unit, the Company incurred a loss of approximately $31,000 representing the difference between the remaining sublease income attributed to such mobile MRI unit and the sales proceeds received. In February 1996, the Company terminated the master agreement with the sublessee and repossessed the remaining three (3) mobile MRI units from the sublessee as a result of the failure of the sublessee and its customers to satisfy their obligations thereunder to the Company. In an attempt to satisfy the past due amounts owed to the Company, the sublessee and its customers provided the Company with cash and additional patient receivable claims to partially offset the amounts they owe to the Company. The additional patient receivable claims were to supplement the amounts previously submitted to the Company to satisfy prior past due indebtedness from the sublessee and its customers. The Company soon after returned the three (3) mobile MRI units to the sublessee. Effective July 27, 1996, the Company again repossessed the three (3) mobile MRI units due to the sublessee's continuing failure to meet its obligations to the Company. In August 1996, the Company entered into a lease purchase agreement with respect to the sale of one of the Company's mobile MRI units. The lease purchase agreement provided for a $20,000 down payment upon execution of the agreement, eleven (11) monthly installments of $5,000 each which commenced October 1, 1996 and a final payment of $35,000 due in September 1997. Such amounts have been paid. The Company has entered into an agreement with certain other creditors of the sublessee in respect of the collection of the sublessee's receivables.

         As of January 30, 1996, the Company entered into a one (1) year consulting agreement (the "Consulting Agreement") with Biltmore Securities, Inc. ("Biltmore"). In January 1997, the Company extended the term of the Consulting Agreement for an additional year, and in November 1997, the Company further extended the term of the Consulting Agreement for an additional year, through January 1999. Pursuant to the Consulting Agreement, Biltmore agreed to act as a consultant to the Company in connection with, among other things, corporate finance and evaluations of possible business partners and seek to find business partners suitable for the Company and assist in the structuring, negotiating and financing of such transactions. During fiscal 1996, Biltmore was issued Options (the "Biltmore Options") exercisable to purchase seven hundred and fifty thousand (750,000) shares of Common Stock at a cash exercise price of $0.75 per share under the Consulting Agreement and during fiscal 1998, upon consummation of the Beran Acquisition, certain transferees of Biltmore were issued seven hundred and fifty thousand (750,000) shares (the "Biltmore Fee Shares") of Common Stock under the Consulting Agreement. The holders of the Biltmore Options and the Biltmore Fee Shares are entitled to certain demand and "piggyback" registration rights with respect to the shares of Common Stock issuable upon exercise of the Biltmore Options and the Biltmore Fee Shares. Furthermore, in consideration of Biltmore's placement agent services with respect to the sale of the Company's Series C Convertible Preferred Stock in February 1996, the Company issued Biltmore sixty thousand (60,000) shares of Series C Preferred Stock at such time.

         During fiscal 1997 Dr. George Braff, a director of the Company from December 1995 until April 1997, the Company's Medical Director since October 1997 and the supervising radiologist at two of the Company's other MRI facilities, was the majority shareholder and officer of four (4) of the Company's Medical Lessees: Edgewater Diagnostic Imaging, P.A. ("EDI"), M.R. Radiology Imaging of Lower Manhattan, P.C. ("MRILM"), Monmouth Diagnostic Imaging, P.A. ("MDI") and Kings Medical Diagnostic Imaging, P.C. ("KMDI"). For fiscal 1997, EDI, MRILM, MDI and KMDI paid the Company approximately $1.4 million, $0.0 million, $2.8 million and $2.4 million, respectively, in fees for services previously rendered. In addition, revenues generated to the Company by EDI, MRILM, MDI and KMDI accounted for eighteen percent (18%), one percent (1%), thirty percent (30%) and twelve percent (12%), respectively, of the Company's total revenues in fiscal 1997. For fiscal 1997, EDI, MRILM, MDI and KMDI paid Dr. Braff approximately $154,000, $100, $382,000 and $265,000, respectively, in fees for professional services rendered by him on their behalf. Such entities have continued to be Medical Lessees of the Company in fiscal 1998, except as hereinafter described. Dr. Braff sold his interest in EDI in October 1997.

         On November 4, 1997, the Company acquired substantially all of the assets of the MRILM facility owned by Dr. Braff. MRILM operates a fixed-site MRI facility, with ultrasound, located at 45 Beekman Street in New York City (the "New York City Facility"). The consideration for the acquisition was (i) the assumption of certain obligations and liabilities of MRILM, including payments to be made under a capital lease of up to approximately $300,000, (ii) cash in the amount of $900,000, (iii) the issuance of one million (1,000,000) shares of Common Stock, and (iv) the issuance of a $300,000 promissory note that was due and paid on December 31, 1997. In connection with the acquisition, the Company also entered into a consulting services agreement with Dr. Braff which, among other things, provides that Dr. Braff will continue to provide all medical services at the New York City Facility.

         Prior to September 1998, the Company leased the Brooklyn Facility from DMR. The Company leases the MRI equipment at such facility from DFS. DMR is owned by MR Associates, as the general partner, and DFS, as a limited partner. MR Associates is in turn owned by Elliott H. Vernon, the Company's Chairman of the Board, President and Chief Executive Officer, and Joseph J. Raymond, another director of the Company. For fiscal 1997, the Company paid DMR an aggregate of $407,000 in lease payments for the Brooklyn Facility. The Company's lease payments to DMR were structured to fully satisfy DMR's costs and expenses related to the facility, including mortgage payments, taxes and other related costs. Effective December 1996, the Company agreed to guarantee an approximately $250,000 loan (the "DFS Loan") from DFS to DMR in connection with DMR's refinancing of an equipment lease related to this Brooklyn facility. This loan bore interest at twelve percent (12%) per annum and was repayable over thirty-four (34) months commencing February 15, 1997. The outstanding balance of this loan was approximately $178,000 at December 31, 1997. In September 1998, DMR sold its interest in this facility to an affiliate of DVI which, in turn, has entered into a lease arrangement with the Company in respect of this facility and repaid the DFS Loan. See "Proposal 5 - The Raymond Award."

         During fiscal 1996, the Company entered into an Excess Capacity License Agreement with Corehealth, Inc., a corporation wholly-owned by Mark R. Vernon (the "Licensee"), whereby the Company licensed its office space, equipment and employees at its Brooklyn, New York MRI facility to the Licensee during times such space, equipment and employees were not being utilized by the Company. The Licensee in turn licensed such "excess" space, equipment and employees to physicians and medical practices ("sublicensees") for the provision of MRI scans. The Company received a fee for every MRI scan performed by the Licensee and/or sublicensees at the facility and also furnished related billing and collection services for an additional fee. For fiscal 1997, the Licensee paid the Company approximately $109,000 in fees under this arrangement. This arrangement was terminated in March 1997 and shortly thereafter the Licensee became an employee of the Company in the capacity as Vice President of Operations.

         In October 1996, the Company entered into a consulting agreement with Dr. Ulises C. Sabato, a significant stockholder of the Company, for a one (1) year term which commenced on October 15, 1996. Pursuant to such agreement, Dr. Sabato agreed to provide such consultation and advice as the Company may reasonably request, including advice in respect of new developments in the diagnostic imaging market and the Company's relationships with current and potential referral sources, and assistance in the development of Company newsletters and the preparation and arrangement of seminars, luncheons and other training and education vehicles for current and potential referral sources. Dr. Sabato also provided assistance to the Company in the expansion of its business into physician practice management. Pursuant to such agreement Dr. Sabato was entitled to an annual consulting fee of $48,000. In addition, upon execution of such agreement, the Company granted to Dr. Sabato stock options exercisable to purchase an aggregate of fifty thousand (50,000) shares of Common Stock over a five (5) year period at an exercise price of $1.0625 per share. The options vested quarterly in equal installments over the term of the one-year consulting agreement. In December 1997, the term of the consulting agreement was extended until October 16, 1998, at which time it expired. During fiscal 1997 and 1998, Dr. Sabato was paid an aggregate of $44,000 and $48,000 in consulting fees under the consulting agreement. Dr. Sabato also holds a 13.33% limited partnership interest in Edgewater Imaging Associates, L.P. which leases real estate and equipment to the Company in respect of its fixed-site MRI facility in Edgewater, New Jersey. During fiscal 1997, the Company's lease payments to this limited partnership were approximately $514,000.

         In May 1997, the Company entered into a consulting agreement with Munr Kazmir, M.D., a former director of the Company, for a one (1) year term commencing June 1, 1997. In January 1998, such agreement was terminated and a new consulting agreement for a one (1) year term commenced effective as of January 1, 1998. Pursuant to such agreement, Dr. Kazmir agreed to provide such consultation and advice as the Company may reasonably request, including advice in respect of new developments in the diagnostic imaging market and the Company's relationships with current and potential referral sources, and assistance in the development of Company newsletters and the preparation and arrangement of seminars, luncheons and other training and education vehicles for current and potential referral sources. Dr. Kazmir also provided assistance to the Company in the expansion of its business into physician practice management. Dr. Kazmir was entitled to an annual consulting fee of $72,000. The consulting agreement was terminated in October 1998. During fiscal 1997 and 1998, Dr. Kazmir was paid an aggregate of $35,000 and $60,000 in consulting fees under the consulting agreement.

         In February 1998, the Company entered into a consulting agreement with Dr. Manmohan A. Patel, a director nominee of the Company, for a one-year term commencing February 27, 1998. Pursuant to such agreement, Dr. Patel will provide such consultation and advice as the Company may reasonably request, including advice in respect of the Company's development of its physician practice management operations. Such agreement shall terminate upon the earlier to occur of (i) the negotiation and execution of an employment agreement between the Company and Dr. Patel on terms and conditions satisfactory to the parties thereto (the "Employment Agreement"), or (ii) the expiration or termination of such consulting agreement pursuant to the terms thereof. Pursuant to such consulting agreement, and in contemplation of the services to be rendered pursuant to the Employment Agreement as the Company's Executive Vice President, Strategic Development, the Company granted to Dr. Patel ten
(10) year stock options exercisable to purchase an aggregate of 300,000 shares of Common Stock under the terms and conditions of the Omnibus Plan. Such stock options have an exercise price of $1.71875 per share (the closing sales price of the Common Stock on The Nasdaq National Market on the date of grant) and vest in increments of twenty-five percent (25%) (i.e., 75,000 shares) upon the Common Stock attaining, for a period of twenty (20) consecutive trading days, a fair market value (as defined in the Omnibus Plan) of $2.50, $5.00, $7.50 and $10.00, respectively. Notwithstanding the foregoing, such stock options shall become fully vested upon the earlier to occur of (x) the fifth anniversary of the grant date of the stock options and (y) a "Change in Control" (as defined in the Omnibus Plan); provided however, that in no event shall any shares be purchasable under such stock options unless and until Dr. Patel has become a full-time employee of the Company.

         In January 1998, the Company and Pavonia and its physician stockholders (including Dr. Patel, a director nominee, who owns an aggregate of eleven thousand and five hundred (11,500) shares of Pavonia's common stock, representing 20.18% of such outstanding common stock) signed a non-binding letter of intent with respect to the Company's acquisition of all of the capital stock of Jersey Integrated held by Pavonia in consideration for the Company's payment and/or issuance to Pavonia of (i) an aggregate of $5.0 million in cash, (ii) 1,000 shares of convertible redeemable preferred stock of the Company having an aggregate liquidation preference of $5.0 million and convertible by the Company or the holder(s) thereof after the second anniversary of the closing of the acquisition into shares of Common Stock having a then fair market value equal to $5.0 million (the Company's right to cause the conversion being subject to the requirement that it then be current with its reporting obligations under the Exchange Act) and redeemable by the Company at any time after the eighteen (18) month anniversary of the closing of the acquisition at its aggregate liquidation preference and (iii) 5.0 million shares of Common Stock. The terms of this acquisition were a result of arm's-length negotiations among the parties. Such letter of intent stated that the Company intends to appoint Dr. Patel to the Board upon the consummation of such acquisition. Notwithstanding the foregoing, the election of Dr. Patel as a director of the Company is not being sought in connection with such provision.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's financial statements for fiscal 1997 have been audited by the firm of Deloitte & Touche LLP, independent certified public accountants. The engagement of Deloitte & Touche LLP is not being presented for approval of the stockholders at the Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and to be available to respond to appropriate questions and will be given the opportunity to make a statement if they so desire.

                             STOCKHOLDER PROPOSALS

         Stockholder proposals for presentation at the Company's next annual meeting of stockholders to be held in 1999 must be received by the Company at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than August 15, 1999. Such proposals must also meet the other requirements of the rules of the Commission relating to stockholders' proposals. A proxy will confer discretionary authority to management of the Company to vote on any matter other than matters for which the Company received notice by a stockholder prior to October 15, 1999.

                                 OTHER MATTERS

         It is not expected that any other matters will be brought before the Meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

         The Company's Form 10-K for fiscal 1997 and the Company's Form 10-Q for the quarterly period ended September 30, 1998 are being furnished simultaneously herewith, however, they are not to be considered a part of this Proxy Statement.

         The Company will also furnish to any stockholder a copy of any exhibit to this Form 10-K or 10-Q as listed thereon, upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Healthcare Imaging Services, Inc., Tri-Parkway Corporate Park, 200 Schulz Drive, Red Bank, New Jersey 07701, Attention: Assistant Secretary.

               ALL STOCKHOLDERS ARE URGED TO MARK, SIGN AND SEND
                     IN THEIR PROXIES WITHOUT DELAY IN THE
                               ENCLOSED ENVELOPE.
                      PROMPT RESPONSE IS HELPFUL AND YOUR
                        COOPERATION WILL BE APPRECIATED.


                                           By Order of The Board of Directors,

                                           ELLIOTT H. VERNON,
                                           Chairman of the Board, President and
                                           Chief Executive Officer


November 18, 1998

                                                                      EXHIBIT A

                       HEALTHCARE IMAGING SERVICES, INC.

               1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                           (AS AMENDED AND RESTATED)

1.    NAME.

      The name of this plan is the Healthcare Imaging Services, Inc. 1996 Stock Option Plan for Non-Employee Directors.

2.    PURPOSE.

      The purpose of the Plan is to enable the Company to secure non-employee persons of requisite experience and ability to serve on the Board and to motivate Non-Employee Directors to exert their best efforts on behalf of the Company, thus enhancing the value of the Company for the benefit of the Company's stockholders.

3.    DEFINITIONS.

      For the purposes of the Plan, the following terms shall be defined as set forth below:

             (a) "Annual Director Compensation" means the amount of fees which a Non-Employee Director would be entitled to receive during a Plan Year for serving as a Non-Employee Director or as a member of any committee of the Board pursuant to the policy in effect for each Plan Year, including retainers paid periodically and fees paid for attendance at or participation in meetings of the Board or any committee thereof.

             (b) "Award" means a grant of options to a Participant pursuant to
Section 8 of the Plan.

             (c) "Award Agreement" means the written agreement between the Company and the Participant that contains the terms and conditions pertaining to the grant of options.

             (d) "Board" means the Board of Directors of the Company.

             (e) "Change in Control" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act (as in effect on the date the Plan is adopted by the Board), whether or not the Company is then subject to such reporting requirement; provided, that, without limitation, such a Change in Control shall be deemed to have occurred if:

                  (i) any "person" (as defined in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; provided, however, that no Change of Control shall be deemed to have occurred if prior to the acquisition of such thirty percent (30%) of the combined voting power of the Company's then outstanding securities, a majority of the Continuing Directors approves such acquisition; or

                  (ii) if there shall cease to be a majority of the Board
             comprised of Continuing Directors; or

                  (iii) the stockholders of the Company approve a merger or
             consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

                  (iv) the stockholders of the Company approve a plan of
             complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

             Notwithstanding anything in this definition to the contrary, an event or occurrence (or a series of events or occurrences) which would otherwise constitute a Change in Control under the foregoing shall not constitute a Change in Control for purposes of this Plan if the Board, by majority vote, determines that a Change in Control does not result therefrom; but only if Continuing Directors constitute a majority of the directors voting in favor of such determination. Further, an event or occurrence (or a series of events or occurrences) which would not otherwise constitute a Change in Control under the foregoing shall be deemed to constitute a Change in Control for purposes of this Plan if the Board, by majority vote, determines that a Change in Control does result therefrom; but only if Continuing Directors constitute a majority of the directors voting in favor of such determination. A determination by the Board under the provisions of this paragraph shall be made solely for purposes of this Plan and shall not directly or indirectly affect any determination or analysis of whether a change in control results for any other purpose. Any determination made with respect to whether a change in control results for purposes of any other plan or agreement of the Company shall have no effect for purposes of this Plan.

             (f) "Chairman" means the individual appointed by the Committee to serve as the chairman of the Committee.

             (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

             (h) "Committee" means the Committee established pursuant to
Section 4 of the Plan.

             (i) "Common Stock" means the common stock, par value $0.01 per share, of the Company or any security of the Company identified by the Committee as having been issued in substitution or exchange therefor or in lieu thereof.

             (j) "Company" means Healthcare Imaging Services, Inc.

             (k) "Continuing Directors" mean individuals who at the end of any period of two (2) consecutive years constitute the Board and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously approved.

             (l) "Directors" mean the members of the Board.

             (m) "Effective Date" means the date on which the Plan and an increase in the authorized Common Stock is approved by the stockholders of the Company, as provided in Section 5(a) hereof.

             (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

             (o) "Fair Market Value" means, with respect to the Shares, (a) if the Common Stock is listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price as reported on such exchange; (b) if the Common Stock is not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the Common Stock as reported on the Automated Quotation System of NASDAQ or a similar service if NASDAQ is not reporting such information; (c) if the Common Stock is not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the Common Stock as quoted by a market maker in the Common Stock (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation shall be the "Fair Market Value"); or (d) if the Common Stock is not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ and there is no market maker in the Common Stock, the fair market value of the Shares as determined by the Committee in good faith.

             (p) "Non-Employee Director" means an individual who: (i) is now, or hereafter becomes, a member of the Board and (ii) is not an employee of the Company on the date of the grant of an option.

             (q) "NSO" means an option that does not meet the requirements of
Section 422(b) of the Code, which provides the right to purchase a Share at a price and for a Term fixed in accordance with the Plan, and subject to such other limitations and restrictions imposed by the Plan.

             (r) "Participant" means a Non-Employee Director who has been granted an NSO under the Plan.

             (s) "Person" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

             (t) "Plan" means this Healthcare Imaging Services, Inc. 1996 Stock Option Plan for Non-Employee Directors.

             (u) "Plan Year" means the twelve-month period beginning on the first day of the first fiscal quarter of the Company.

             (v) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor or replacement rule or regulation thereto. Accordingly, all references in the Plan to a specific paragraph of Rule 16b-3 shall be deemed to be references to such paragraph or to the applicable successor or replacement paragraph thereto.

             (w) "Share" or "Shares" means a share or shares of Common Stock, adjusted in accordance with Section 9 hereof, as applicable.

             (x) "Term" means the period during which a particular Award may be exercised.

4.    ADMINISTRATION.

      (a) Generally.

          Subject to Section 4(g), the Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any NSO shall be within the sole and absolute discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon the Company, any Participant, any holder or beneficiary of any NSO and any stockholder of the Company.

      (b) Composition of the Committee.

          The members of the Committee shall be appointed by the Board and shall consist of no less than two members of the Board who are "disinterested persons" as such term is used in Rule 16b-3. The Committee may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

      (c) Actions by the Committee.

          The Committee shall hold meetings at such times and places as it may determine. The Committee shall appoint one of its members as Chairman. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

      (d) Powers of the Committee.

          Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to administer the Plan in its sole and absolute discretion. To this end, the Committee is authorized to construe and interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the foregoing, any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all Participants and any person claiming under or through a Participant.

      (e) Reliance and Indemnification of Committee Members.

          The Committee may employ attorneys, consultants, accountants or other persons, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation taken or made in good faith by the Committee or the Board with respect to the Plan or any NSO granted thereunder, and all members of the Committee and the Board shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

      (f) NSO Accounts.

          The Committee shall maintain or cause to be maintained a journal or other record in which a separate account for each Participant shall be established. Whenever NSOs are granted to, or exercised by, a Participant, the Participant's account shall reflect such grant or exercise and the Participant's account shall be appropriately adjusted in the event of any change in capitalization or transaction pursuant to Section 9 hereof.

      (g) Administrator.

          An Administrator of the Plan may from time to time be appointed by the Committee. If appointed, such Administrator shall be responsible for the general administration of the Plan under the policy guidance of the Committee. The Administrator shall be in the employ of the Company and shall be compensated for services and expenses by the Company according to its normal employment policies without special or additional compensation, other than reimbursement of expenses, if any, for his or her services as the Administrator.

5.    APPROVAL OF THE PLAN; TERM OF THE PLAN.

      (a) Approval of the Plan by Stockholders; Effective Date of the Plan.

          The Plan was adopted by the Board on February 13, 1996. The Plan will be submitted for the approval of the Company's stockholders within twelve (12) months after such date. In addition, at such time an increase in the authorized Common Stock to fifty million (50,000,000) shares will be submitted for the approval of the Company's stockholders. The date of stockholder approval of the Plan and such increase is the "Effective Date." Awards may be granted prior to such stockholder approval; provided, however, that such Awards shall not be exercisable prior to the Effective Date; provided, further, that if such approval has not been obtained at the end of said twelve (12) month period, all Awards previously granted under the Plan shall thereupon be cancelled and become null and void.

      (b) Term of Plan.

          No NSO shall be granted pursuant to the Plan on or after the tenth
(10th) anniversary of the Effective Date, but NSOs theretofore granted may be extended beyond that date and the Committee shall have the authority to amend, alter, adjust, suspend, discontinue, or terminate any such NSO or to waive any conditions or rights under any such NSO, and to amend the Plan, beyond that date.

6.    SHARES SUBJECT TO THE PLAN.

      (a) Limitation on Number of Shares.

          The maximum aggregate number of Shares which may be subject to NSOs granted to Participants pursuant to the Plan shall be seven hundred and fifty thousand (750,000). The limitation on the number of Shares which may be subject to NSOs under the Plan shall be subject to adjustment as provided in Section 9 hereof. If any NSO granted under the Plan expires or is terminated for any reason without having been exercised in full, the Shares allocable to the unexercised portion of such NSO shall again become available for grant pursuant to the Plan. At all times during the term of the Plan, the Company shall reserve and keep available for issuance such number of Shares as the Company is obligated to issue upon the exercise of all then outstanding NSOs.

      (b) Accounting for NSOs.

          For purposes of this Section 6, the number of Shares covered by an NSO, or to which an NSO relates, shall be counted on the date of grant of such NSO against the aggregate number of Shares available for granting NSOs under the Plan. Any Shares that are delivered by the Company pursuant to any NSO, and any NSOs that are granted by, or become obligations of, the Company, shall be counted against the Shares available for granting NSOs under the Plan.

7.    SOURCE OF SHARES ISSUED UNDER THE PLAN.

          Common Stock issued under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares, as determined in the sole and absolute discretion of the Committee. No fractional Shares shall be issued under the Plan.

8.    NON-QUALIFIED STOCK OPTIONS.

      (a)      Grant of NSOs.

               (i) Each person who was a Non-Employee Director on the date of the Plan's adoption by the Board shall automatically be granted NSOs to purchase twenty-five thousand (25,000) shares of Common Stock, subject to all the provisions of the Plan.

               (ii) Each person who is either elected or appointed a Non-Employee Director, and who has not previously received a grant of NSOs pursuant to clause (i) above, shall automatically be granted NSOs to purchase twenty-five thousand (25,000) shares of Common Stock on the date of their appointment or election, subject to the provisions of the Plan.

      (b)      Additional Grant of NSOs.

               (i) In addition to the grant of NSOs pursuant to Section 8(a) above, NSOs to purchase five thousand (5,000) shares of Common Stock shall be granted, as of the date of the annual organizational meeting of the Board which is held following the Company's annual meeting of stockholders, to any Non- Employee Director who, no later than the date of such annual organizational meeting of the Board (and subject to such other rules as the Committee may adopt from time to time), has filed with the Company an irrevocable election to receive an NSO in lieu of all, but not less than all, of the Annual Director Compensation expected to be earned by such Non-Employee Director for the upcoming Plan Year; provided, however, that to the extent such Non-Employee Director previously received a NSO pursuant to this Section 8(b)(i) or Section
                       8(b)(ii) with respect to any Plan Year which would coincide with any portion of such upcoming Plan Year, then the number of shares of Common Stock subject to the NSO with respect to such upcoming Plan Year will be reduced in proportion to the number of days in such upcoming Plan Year which overlap the prior Plan Year. A separate election must be made for each Plan Year, although a Non-Employee Director may specify that a particular election shall apply to future Plan Years unless amended or revoked; provided, however, that no amendment or revocation may be made during a Plan Year with respect to such Plan Year.

                       In the event that at such annual organizational meeting of the Board it is determined that no Annual Director Compensation will be paid during the upcoming Plan Year, each Non-Employee Director shall, nonetheless, be granted NSOs to purchase five thousand (5,000) shares of Common Stock as of the date of such meeting in respect of his service as a Non-Employee Director during such Plan Year; subject to proportionate reduction in accordance with the proviso contained in the penultimate sentence of the first paragraph of this
                       Section 8(b)(i).

               (ii) Furthermore, each person who was a Non-Employee Director on the date the addition of this Section 8(b) to the Plan is approved by the Company's stockholders shall automatically be granted NSOs to purchase twenty-five thousand (25,000) shares of Common Stock, subject to all the provisions of the Plan.

      (c)      Exercise Price.

                  The price at which each Share covered by a NSO may be purchased pursuant to this Plan shall be the Fair Market Value of a Share on the date of the NSO grant.

      (d)      Terms and Conditions.

               All NSOs granted pursuant to the Plan shall be evidenced by an Award Agreement, approved as to form by the Committee, which shall be subject to the following express terms and conditions and to the other terms and conditions specified in this Section 8, and to such other terms and conditions as shall be determined by the Committee in its sole and absolute discretion which are not inconsistent with the Plan:

               (i) after six (6) months from the date of the Award, it may be exercised as to not more than forty percent (40%) of the NSOs granted under the Award;

               (ii) after eighteen (18) months from the date of the Award, it may be exercised as to not more than eighty percent (80%) of the NSOs granted under the Award;

               (iii) after thirty (30) months from the date of the Award, it may be exercised as to any part or all of the NSOs granted under the Award;

               (iv) the failure of a NSO to vest for any reason whatsoever shall cause the NSO to expire and be of no further force or effect;

               (v) unless terminated earlier pursuant to Section 8(f) hereof, the term of each NSO shall in no event be more than ten (10) years from the date of the grant; and

               (vi) no NSO or interest therein may be transferred, assigned, pledged or hypothecated by a Participant during his lifetime or be made subject to execution, attachment or similar process, in each case except by will or by the laws of descent and distribution. NSOs shall be exercised during the lifetime of the Participant only by the Participant (or by his personal representative in the event of his disability); provided, however, that if so determined by the Committee, a Participant, in the manner established by the Committee, may designate a beneficiary or beneficiaries to exercise the rights of the Participant and to receive any property distributable with respect to any NSO upon the death or permanent disability of the Participant. Notwithstanding anything contained herein to the contrary, a Participant may transfer a NSO (x) to the spouse of any lineal ancestor or descendant of such Participant or to any trust, the sole beneficiaries of which are any one or all of such Participant's spouse or any lineal ancestor or descendant of such Participant and (y) in such other circumstances as the Committee may approve.

      (e)      Exercise.

               (i) Notice of Exercise. An NSO holder entitled to exercise a NSO may do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the NSO is being exercised. Except as provided in Section 8(e)(ii) below, the notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment may be made in cash or, with the Committee's approval (and subject to the requirements of Rule 16b-3), in Shares valued at Fair Market Value at the time of exercise or, with the Committee's approval, a combination thereof. No Shares shall be issued upon exercise of a NSO until full payment has been made therefor. All notices, payments or requests provided for herein shall be delivered to the Chief Financial Officer of the Company.

               (ii) Cashless Exercise Procedures. The Company, in its sole discretion, may establish procedures whereby an NSO holder, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws and other federal, state and local tax and securities laws, can exercise a NSO or a portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate, and such procedures and policies shall be binding on any NSO holder wishing to utilize the cashless exercise program.

      (f)      Termination of NSOs.

               NSOs granted under the Plan shall be subject to the following events of termination:

                    (i) in the event a Participant is removed from the Board (other than removal due to the death of a Participant or a Participant being unable to perform his duties for the Company because of a disability (as determined by the Board)), all unexercised NSOs held by such Participant on the date of such removal (whether or not vested) will expire immediately; and

                    (ii) in the event a Participant is no longer a member of the Board other than by reason of removal, or is removed due to his death or his being unable to perform his duties for the Company because of a disability (as determined by the Board), all unexercised NSOs held by such Participant that shall have not vested as of the date such Participant is no longer a member of the Board (as determined in accordance with clauses (i), (ii) and (iii) of
                          Section 8(d)) shall terminate, and all NSOs vested as of such date may be exercised by the Participant at any time within one (1) year after such Participant ceased to be a Director, but not beyond the original term thereof; provided, however, that, unless otherwise elected by the estate of the Participant, all such NSOs that are not exercised prior to the first anniversary of the Participant's death and have not otherwise been terminated shall be deemed exercised on the first anniversary of the date of the Participant's death to the extent the then aggregate Fair Market Value of the Shares subject to the NSOs exceeds the aggregate exercise price of the NSOs and payment of such exercise price shall be effected by withholding a number of shares of Common Stock otherwise issuable pursuant to the NSOs, the Fair Market Value of which on such anniversary is equal to the exercise price. If the Fair Market Value of the Common Stock on the first anniversary of the Participant's death equals or is less than the exercise price, then the NSOs shall be deemed to have expired unexercised.

      (g)      Share Certificates.

               All certificates for Shares delivered under the Plan pursuant to any NSO or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

       (h)     Stockholder Approval

               Notwithstanding anything to the contrary contained herein (i) no Award shall be exercisable prior to the Effective Date and (ii) if the approval is not obtained as provided for in Section 5(a) hereof, all Awards previously granted under the Plan shall thereupon be cancelled and become null and void.

9.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

        In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, exchanges of shares, separations, reorganizations or liquidations or similar events or in the event of extraordinary cash or noncash dividends being declared with respect to outstanding Shares or other similar transactions, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Awards theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee, which adjustment may, but need not, include payment to the holder of a NSO, in cash or in Shares, in an amount equal to the difference between the then current Fair Market Value of the Shares subject to such Award, as equitably determined by the Committee, and the option price of such NSO, as the case may be. The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional Share which might otherwise become subject to an Award.

10.    TERMINATION OF AWARDS UPON CHANGE IN CONTROL.

        Notwithstanding anything to the contrary, in the case of a Change in Control, each Award granted under the Plan shall terminate ninety (90) days after the occurrence of such Change in Control, but, in the event of any such termination the Award holder shall have the right, commencing at least five (5) days prior to the Change in Control and subject to any other limitation on the exercise of such Award in effect on the date of exercise to immediately exercise any NSOs in full, without regard to any vesting limitations, to the extent they shall not have been theretofore exercised.

11.    AMENDMENT AND TERMINATION.

       (a)     Modifications to the Plan.

               The Committee, insofar as permitted by law, may from time to time, with respect to any Shares at the time not subject to NSOs, suspend, discontinue or terminate the Plan or revise, alter or amend the Plan in any respect whatsoever; provided, however, that no amendment of the Plan shall cause the Plan to be in violation of Rule 16b-3.

       (b)     Rights of Participant.

               No amendment, suspension or termination of the Plan that would adversely affect the right of any Participant with respect to a NSO previously granted under the Plan will be effective without the written consent of the affected Participant.

       (c)     Correction of Defects, Omissions and Inconsistencies.

               The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any NSO in the manner and to the extent it shall deem desirable to carry the Plan into effect.

12.    MISCELLANEOUS.

       (a)     Rights of Stockholder.

               No Participant and no beneficiary or other person claiming under or through such Participant shall acquire any rights as a stockholder of the Company by virtue of such Participant's having been granted a NSO under the Plan. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any Shares allocated or reserved under the Plan or subject to any NSO except as to Shares, if any, that have been issued or transferred to such Participant. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise.

       (b)     Other Compensation Arrangements.

               Nothing contained in the Plan shall prevent the Committee from adopting other compensation arrangements for Non-Employee Directors, subject to stockholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

       (c)     Treatment of Proceeds.

               Proceeds realized from the exercise of NSOs under the Plan constitute general funds of the Company.

       (d)     Withholding.

               The Company shall be authorized to withhold from any NSO granted or any payment due or transfer made under any NSO or under the Plan the amount of withholding taxes due in respect of a NSO, its exercise, or any payment or transfer under such NSO or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. Upon the exercise of a NSO, the Participant to whom such NSO had been granted may be required to pay the Company the amount of any such withholding taxes which is required to be withheld with respect to such Shares.

       (e)     Cost of the Plan.

               The costs and expenses of administering the Plan shall be borne by the Company.

       (f)     No Right to Continue as Director.

               Nothing contained in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a member of the Board or affect the right of the Company, the Committee or the stockholders of the Company to terminate the directorship of any Participant at any time with or without cause.

       (g)     No Right to Participate as an Employee Director.

               Subject to the other provisions of the Plan, including the succeeding sentence, a Non-Employee Director's right to participate in the Plan shall automatically terminate if and when he becomes an employee of the Company. That portion of an NSO that is not vested as of the date that the Participant becomes an employee of the Company shall automatically abate and be cancelled, and that portion of an NSO that is vested as of such date may be exercised in accordance with the terms of the Plan.

       (h)     Severability.

               The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

       (i)     Binding Effect of Plan.

               The Plan shall inure to the benefit of the Company, its successors and assigns.

       (j)     Governing Law.

               The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without regard to any principles of conflicts of law, and applicable Federal law.

       (k)     No Waiver of Breach.

               No waiver by any Person at any time or any breach by another Person of, or compliance with, any condition or provision of the Plan to be performed by such other Person shall be deemed a waiver of the same, any similar or any dissimilar provisions or conditions at the same or at any prior or subsequent time.

       (l)     No Trust or Fund Created.

               Neither the Plan nor any NSO shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an NSO, such right shall be no greater than the right of any unsecured general creditor of the Company.

       (m)     Headings.

               The headings contained herein are for references purposes only and shall not affect in any way the meaning or interpretation of this Plan.

                                     PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEALTHCARE IMAGING SERVICES, INC.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, EACH DATED NOVEMBER 18, 1998, AND DOES HEREBY APPOINT ELLIOTT H. VERNON AND SCOTT P. MCGRORY, OR EITHER OF THEM, WITH FULL POWER OF SUBSTITUTION, AS PROXY OR PROXIES OF THE UNDERSIGNED TO REPRESENT THE UNDERSIGNED AND TO VOTE ALL SHARES OF VOTING SECURITIES OF HEALTHCARE IMAGING SERVICES, INC. (THE "COMPANY") WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD AT 10:00 A.M. (EDT) ON TUESDAY, DECEMBER 22, 1998 AT THE OFFICES OF THE COMPANY, TRI-PARKWAY CORPORATE PARK, 200 SCHULZ DRIVE, RED BANK, NEW JERSEY 07701 AND AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF, HEREBY REVOKING ALL PROXIES HERETOFORE GIVEN WITH RESPECT TO SUCH STOCK:

1.  ELECTION OF DIRECTORS.

    [ ]    FOR ALL NOMINEES LISTED BELOW     [ ]  WITHHOLD AUTHORITY
           (EXCEPT AS MARKED TO THE               TO VOTE FOR ALL NOMINEES
           CONTRARY BELOW)                        LISTED BELOW

     NOMINEES:  SHAWN A. FRIEDKIN, MANMOHAN A. PATEL, JOSEPH J. RAYMOND,
                MICHAEL S. WEISS AND ELLIOTT H. VERNON

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED.)


-------------------------------------------------------------------------------


2.  RATIFICATION AND APPROVAL OF THE BACA AWARD.

          [ ]  FOR                  [ ]  AGAINST               [ ]  ABSTAIN


3.       APPROVAL OF THE OMNIBUS PLAN AMENDMENT.

          [ ]  FOR                  [ ]  AGAINST               [ ]  ABSTAIN


4.       APPROVAL OF THE DIRECTORS PLAN AMENDMENTS.

          [ ]  FOR                  [ ]  AGAINST               [ ]  ABSTAIN


5.       RATIFICATION AND APPROVAL OF THE RAYMOND AWARD.

          [ ]  FOR                  [ ]  AGAINST               [ ]  ABSTAIN


6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

                           TO BE SIGNED ON OTHER SIDE

                             (CONTINUED FROM FRONT)

           PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, IT WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED HEREIN, RATIFICATION AND APPROVAL OF THE BACA AWARD, APPROVAL OF THE OMNIBUS PLAN AMENDMENT, APPROVAL OF THE DIRECTORS PLAN AMENDMENTS AND RATIFICATION AND APPROVAL OF THE RAYMOND AWARD.

                    (SIGNATURE(S))

                    ----------------------------------------------------------

                    ----------------------------------------------------------

                    ----------------------------------------------------------
                    DATED:
                           ---------------------------------------------------

                    PLEASE SIGN EXACTLY AS NAME(S) APPEARS HEREON, AND WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE YOUR FULL TITLE AS SUCH. IF THE SIGNATORY IS A CORPORATION, SIGN THE FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.

                                                              November 18, 1998

To Our Stockholders:

I am pleased to report that fiscal 1997 was a successful, transitional year for the Company, which laid the groundwork for the Company's continued earnings improvement during the first three quarters of fiscal 1998. During fiscal 1997, the Company continued to strengthen its position in the diagnostic imaging healthcare marketplace by continuing to reduce overhead expenses and increase revenues.

In November 1997, the Company acquired the assets of M.R. Radiology Imaging of Lower Manhattan P.C., a fixed-site diagnostic MRI and ultrasound facility in New York City, New York. The acquisition of this facility has been accretive to the Company's earnings and has provided the Company with a foothold in the Manhattan diagnostic imaging market, while strategically complementing the Company's other facilities located in Brooklyn, New York, New Jersey and Pennsylvania.

During the fourth quarter of 1997, the Company commenced negotiations to acquire all of the assets and business of five multi-modality diagnostic imaging facilities located in New Jersey. This acquisition was finally consummated during the third quarter of fiscal 1998. The aggregate purchase price was approximately $21 million, subject to post-closing adjustments, payable in a combination of cash and convertible, redeemable preferred stock. The Company expects the acquired operations to generate, on an annualized basis, $11 million in revenues and $4.5 million in pre-tax profits, based upon the financial results of the acquired entities for the six months ended June 30, 1998. Pro-forma for the acquisitions, the Company anticipates that it will generate, on an annualized basis, $24 million in revenues and $6.2 million in pre-tax profits, before taking into account anticipated financing costs, and $4.1 million in pre-tax profits after financing costs. In conjunction with the acquisition of these facilities, the Company also acquired approximately $5.7 million in receivables.

In the fall of 1997, the Company determined that, as a result of trends in the healthcare industry, there could be synergies obtained by expanding the Company's strategic direction into the area of physician practice management
(PPM). To that end, the Company commenced preliminary negotiations with respect to the acquisition of all of the outstanding capital stock of Jersey Integrated HealthPractice, Inc. (JIHP), a management services organization formed and owned by Pavonia Medical Associates, P.A. and Liberty HealthCare System, Inc., of Jersey City, New Jersey. Pavonia Medical Associates, P.A., which is managed by JIHP, is the largest independent, multi-specialty medical practice in New Jersey, comprised of over 60 physicians serving over 75,000 patients in six locations in New Jersey. The Company is currently seeking financing for this and other potential PPM acquisitions. The Company is also in various stages of discussions and negotiations with several additional multi-specialty physician practices and other healthcare providers to accomplish its goal of becoming a leader in the multi-billion dollar market for PPM services.

Fiscal 1997 Review and First Three Quarters of Fiscal 1998

Total revenues in fiscal 1997 were approximately $10.2 million as compared to approximately $9.8 million in fiscal 1996 and approximately $9.2 million in fiscal 1995. The Company had operating income in fiscal 1997, before non-cash compensation charges, minority interests in joint ventures and income taxes, of

$67,552 and a net loss of $804,305 as compared to operating income of approximately $1 million and a net loss of $861,796 in fiscal 1996. The overall operating results in fiscal 1997 as compared to fiscal 1996 were adversely effected by decreasing margins at the Company's Brooklyn facility resulting from local competitive pressures as well as the funding of the expenses associated with the MRI facility located at the Meadowlands Hospital Medical Center in New Jersey (which the Company closed in May 1998). This decrease in operating results was partially offset by the increased number of procedures being performed at the Company's facilities, as well as the incremental contributions from the Meadowlands Hospital Medical Center facility during the period in which it was operating.

For the first three quarters of fiscal 1998, total revenues were approximately $9.8 million as compared to approximately $7.7 million for the comparable prior year period. The Company also had operating income for the nine months ended September 30, 1997, before minority interests in joint ventures and income taxes, of approximately $1.6 million and net income of approximately $1.2 million as compared to operating income of $27,401 and a net loss of $336,335 for the nine months ended September 30, 1997. This very substantial improvement in net operating results is attributable to increased revenues at the Company's facilities, most notably the Company's multi-modality fixed-site facility in Ocean Township, New Jersey and the fixed-site diagnostic MRI and ultrasound facility in New York City, New York which the Company acquired during the fourth quarter of fiscal 1997.

Corporate Strategy

Fiscal 1997 was a transitional year for the Company in which it stabilized its operations and positioned itself for further growth. The acquisition of M.R. Radiology Imaging of Lower Manhattan and the acquisitions of the five additional diagnostic imaging facilities in New Jersey strengthen the Company's strategic position in the diagnostic imaging market. Together with the Company's six existing facilities, the recent acquisition of these five facilities provides the Company with the critical mass necessary to implement its business plan in the area of diagnostic imaging and expand its strategic direction into the area of physician practice management in the New Jersey, New York and Philadelphia regions.

We are exceedingly proud of the Company and its accomplishments during fiscal 1997 and the first three quarters of fiscal 1998. We will continue to identify and pursue the acquisitions of additional diagnostic imaging facilities and physician practices to strengthen our position in the New Jersey, New York and Philadelphia market. With our strategic plan firmly in place for the remainder of fiscal 1998 and fiscal 1999, we look forward to another year of continued growth and success. Our primary goal, as always, is to maximize the value of our Company to you, our stockholders.

Thank you for your continued support.

                                                       ELLIOTT H. VERNON

               HEALTHCARE IMAGING SERVICES, INC.
                          1997 OMNIBUS INCENTIVE PLAN


SECTION 1.   PURPOSE

             The purposes of this Healthcare Imaging Services, Inc. 1997 Omnibus Incentive Plan (the "Plan") are to encourage selected employees, directors or consultants of Healthcare Imaging Services, Inc. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2.   DEFINITIONS

             As used in the Plan, the following terms shall have the meanings set forth below:

             (a) "Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company.

             (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or other Stock Award or Stock-Based Award granted under the Plan.

             (c) "Award Agreement" shall mean a written agreement, contract, or other instrument or document evidencing an Award granted under the Plan.

             (d) "Board" shall mean the Board of Directors of the Company.

             (e) "Cause" shall mean (i) the Participant's willful misconduct, gross negligence or dishonesty in the performance of his or her duties on behalf of the Company, (ii) the neglect, failure or refusal of the Participant to carry out any reasonable request of the Board or other officer or supervisor having supervisory authority over the Participant, (iii) the material breach of any provision of any employment, consulting or other services contract between the Participant and the Company, (iv) the entering of a plea of guilty or nolo contendere to, or the Participant's conviction of, a felony or other crime involving moral turpitude, dishonesty, theft or unethical business conduct.

             (f) "Change in Control" of the Company shall mean (i) the acquisition of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly,

Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 2


by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company, of securities of the Company representing a majority or more of the combined voting power of the Company's then outstanding securities, (ii) the failure, for any reason, of the individuals who presently constitute the Board (the "Incumbent Board") to constitute at least a majority thereof, provided that any director whose election has been approved in advance by directors representing at least two-thirds (2/3) of the directors comprising the Incumbent Board shall be considered, for these purposes, as though such director were a member of the Incumbent Board, (iii) the Stockholders approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, and such merger or consolidation occurs;
(iv) the Stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (v) there is a corporate separation or division, including, but not limited to, a split-up, spin-off or extraordinary distribution of cash, securities or other property .

             (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

             (h) "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors.

             (i) "Covered Employee" shall mean an employee of the Company if either (i) as of the close of the fiscal year, such employee is the chief executive officer of the Company or is an individual acting in such capacity, or (ii) the total compensation of such employee for the fiscal year is required to be reported to Stockholders under the Exchange Act by reason of such employee being among the four highest compensated officers for the taxable year (other than the chief executive officer).

             (j) "Dividend Equivalent" shall mean any right granted under
Section 6(d) of the Plan.

             (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 3


             (l) "Fair Market Value" means, with respect to the Shares, (A) if the Shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or The Nasdaq SmallCap Market, the last reported sales price as reported on such exchange; (B) if the Shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or The Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the Shares as reported on the Automated Quotation System of NASDAQ or a similar service if NASDAQ is not reporting such information; (C) if the Shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or The Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the Shares as quoted by a market maker in the Shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation shall be the "Fair Market Value"); or (D) if the Shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or The Nasdaq SmallCap Market or quoted by NASDAQ and there is no market maker in the Shares, the fair market value of the Shares as determined by the Committee in good faith.

             (m) "Incentive Stock Option" shall mean an option granted under
Section 6(a) of the Plan that meets the requirements of Code Section 422 or any successor provision thereto.

             (n) "Key Employee" shall mean any employee who is a regular employee of the Company or any of its present or future Affiliates.

             (o) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

             (p) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

             (q) "Participant" shall mean a Key Employee, director or consultant who has been granted an Award under the Plan.

             (r) "Performance Award" shall mean any right granted under Section 6(f) of the Plan.

Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 4


             (s) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

             (t) "Released Securities" shall mean securities that were Restricted Securities with respect to which all applicable restrictions have expired, lapsed, or been waived.

             (u) "Restricted Securities" shall mean Restricted Stock or any other Award under which issued and outstanding Shares are held subject to restrictions imposed by the terms of the Award.

             (v) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

             (w) "Restricted Stock Unit" shall mean any right granted under
Section 6(c) of the Plan that is denominated in Shares.

             (x) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation thereto.

             (y) "Shares" shall mean the common stock of the Company, $.01 par value per share, and such other securities or property as may become the subject of Awards pursuant to an adjustment made under Section 4(b) of the Plan.

             (z) "Stock Appreciation Right" shall mean any right granted under
Section 6(b) of the Plan.

             (aa) "Stock Award" shall mean an Award of an Option, Restricted Stock, or other right or security consisting of or convertible into Shares.

             (bb) "Stock-Based Award" shall mean an Award of a Stock Appreciation Right, Dividend Equivalent, Restricted Stock Unit or other right, the value of which is determined by reference to Shares.

             (cc) "Stockholder" shall mean a stockholder of the Company.

             (dd) "Tandem Option" shall mean a Non-Qualified Option issued in tandem with a Stock Appreciation Right.

Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 5


SECTION 3.   ADMINISTRATION

             (a) Generally. The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any Stockholder and any employee of the Company or of any Affiliate.

             (b) Powers. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred; (vii) interpret and administer the Plan and any instruments or agreements relating to, or Awards made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

             (c) Reliance, Indemnification. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, or Awards made thereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 4.   SHARES AVAILABLE FOR AWARDS

             (a) Shares Available. Subject to adjustment as provided in Section 4(b):

Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 6


                       (i) Limitation on Number of Shares. Awards issuable under the Plan are limited such that the maximum aggregate number of Shares which may issued pursuant to, or by reason of, Stock Awards and Stock-Based Awards is 500,000 per Participant in any fiscal year, and is an aggregate maximum for all Participants in all years of 12.5% of the number of Shares outstanding from time to time, calculated on a fully diluted basis (including the maximum number of Shares that may be issued, or subject to awards, under this Plan, the Company's Employee Stock Purchase Plan, the Company's 1991 Stock Option Plan, as amended, and the Company's 1996 Stock Option Plan for Non-Employee Directors (collectively, the "Employee Stock Plans")), less that number of Shares that are issued under the Employee Stock Plans after the effective date of this Plan or are subject to outstanding awards under the Employee Stock Plans, plus (A) any Shares that are forfeited under the Employee Stock Plans and (B) any Shares surrendered to the Company in payment of the exercise price of options issued under any of the Employee Stock Plans; provided, however, that no Awards may be granted that would bring the total of all outstanding Awards under this Plan to more than 5,000,000 Shares. The number of Shares reserved for issuance hereunder shall not be reduced in the event of the redemption, repurchase or other acquisition by the Company of outstanding Shares. All or any number of such Shares may be the subject of Incentive Stock Options, in the sole discretion of the Committee. To the extent that an Award ceases to remain outstanding by reason of termination of rights granted thereunder, forfeiture or otherwise, the Shares subject to such Award shall again become available for Award under the Plan; provided, however, that in the case of an Option or Stock Appreciation Right which is terminated or otherwise cancelled in the same fiscal year in which it is granted (or, for purposes of determining the aggregate maximum number of Shares which may be subject to Awards granted to any Participant during the term of the Plan, in the case of an Option or Stock Appreciation Right which is terminated or otherwise cancelled at any time), both the new Option or Stock Appreciation Right and the terminated Option or Stock Appreciation Right shall be counted for purposes of determining whether the Participant has received the maximum number of Awards permitted under this Plan.

                       (ii) Accounting for Awards. For purposes of this
         Section 4, for any Award which is denominated in, or with respect to, Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Shares that are delivered by the Company pursuant to any

Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 7


         Award, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall be counted against the Shares available for granting Awards under the Plan.

                       (iii) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

             (b) Adjustments. In the event that the Committee shall determine that any (i) subdivision or consolidation of Shares, (ii) dividend or other distribution (in the form of Shares), (iii) recapitalization or other capital adjustment of the Company or (iv) merger, consolidation or other reorganization of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event described in Treasury Regulation Section 1.162-27(e)(2)(iii)(C), affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (A) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (B) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (C) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that no such adjustment shall be authorized to the extent that such adjustment would (1) with respect to Awards of Incentive Stock Options, cause the Plan to violate Code Section 422 or (2) would constitute a termination and reissuance of an Option or Stock Appreciation Right as described in Treasury Regulation
Section 1.162-27(e)(2)(vi)(B); and provided further, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

SECTION 5.   ELIGIBILITY

             Awards may be granted only to Key Employees, directors or consultants. In determining the employees, directors and consultants to whom Awards shall be granted and the number of shares or units to be covered by each Award, the Committee shall take into account the nature of such persons' duties to the Company, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. A Key Employee, director or consultant who has been granted an Award or Awards under the Plan may be granted an additional Award or Awards, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock

Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 8


Options. No member of the Committee shall be eligible to receive an Award under the Plan. Notwithstanding anything to the contrary herein, Incentive Stock Options may be granted only to employees of this Company, or its present or future parent or subsidiary corporations (as defined in Code Section 424).

SECTION 6.   AWARDS

             (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

                       (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided however, that the purchase price per Share purchasable under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant (110% in the case of an Incentive Stock Option granted to 10-percent shareholder within the meaning of Code Section 422(c)(5)).

                       (ii) Option Term. The term of each Non-Qualified Stock Option shall be fixed by the Committee but generally shall not exceed 10 years from the date of grant. The term of each Incentive Stock Option shall in no event be more than 10 years from the date of grant (5 years in the case of a 10-percent shareholder within the meaning of Code Section 422(c)(5)).

                       (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, outstanding Awards or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price) in which, payment of the option price with respect thereto may be made or deemed to have been made.

                       (iv) Early Termination. Unless otherwise determined by the Committee and set forth in, and subject to the terms of, any applicable Award Agreement, the unexercised portion of any Option granted under the Plan will generally be terminated (A) on the termination date of the Option if the Participant's employment or other retention is terminated for any reason other than (1) Cause, (2) mental or physical disability (as defined in Code Section 22(e)(3)), or (3) death; (B) immediately upon the termination of the Participant's employment or other retention for Cause; (C) 12 months

Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 9


         after the date on which the Participant's employment or other retention is terminated by reason of mental or physical disability; or
         (D)(1) 24 months after the date on which the Participant's employment or other retention is terminated by reason of the death of the Participant, or (2) 12 months after the date on which the Participant shall die if such death shall occur during the 12-month period following the termination of the Participant's employment or other retention by reason of mental or physical disability. Notwithstanding the foregoing, in no event may the unexercised portion of any Incentive Stock Option granted under the Plan be exercisable for more than (A) 3 months after the termination of any Participant's employment or other retention other than for (1) mental or physical disability (as defined in Code Section 22(e)(3)), or (2) death; or (B) 12 months after the date on which the Participant's employment or other retention is terminated by reason of mental or physical disability (as defined in Code Section 22(e)(3)). In no event may an Option be exercised after the termination date.

                       (v) Change of Control. Upon the occurrence of a Change of Control of the Company, the Participant shall have the right, exercisable during the 30 day period preceding the occurrence of such Change of Control, and, in addition, with respect to a Change of Control described in clauses (i) and (ii) of the definition thereof, within 30 days after the occurrence of such Change of Control, to exercise in whole or in part his or her Options without regard to the vesting provisions thereof. The Company will mail or cause to be mailed to each Participant a notice specifying the date that is to be fixed as of which all holders of record shall be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to a Change of Control described in clauses (iii) or (iv) of the definition thereof. In the event any Option is not exercised in its entirety on or prior to the date specified therein, any and all remaining rights under such Options shall terminate as of said date.

                       (vi) Incentive Stock Options. All terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Code Section 422, or any successor provision thereto, and any regulations promulgated thereunder. The Fair Market Value of Shares subject to Incentive Stock Options (determined as of the date such Incentive Stock Options are granted) exercisable for the first time by any individual during any calendar year shall in no event exceed $100,000.

             (b) Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer upon the holder thereof a right to receive, upon exercise thereof, an amount in cash equal of the excess of (i) the

Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 10


Fair Market Value of one Share on the date of exercise over (ii) the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate, including, but not limited to, the following: (A) no aggregate payment by the Company during any fiscal year upon the exercise of Stock Appreciation Rights may exceed $100,000 without Committee approval ratified by the Board, and (B) a Participant may not exercise a Stock Appreciation Right if the aggregate amount to be received as a result of his or her exercise of Stock Appreciation Rights in the preceding 12 month period exceeds such Participant's current base salary.

             (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants upon such conditions and subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate but not inconsistent with the provisions of the
Plan:

                       (i) Registration. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                       (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or other retention (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited to and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole, or in part, any or all remaining restrictions with respect to shares of Restricted Stock or Restricted Stock Units.

Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 11


                       (iii) Lapse of Restrictions. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such Restricted Stock shall become Released Securities.

             (d) Dividend Equivalents. The Committee is hereby authorized to grant Awards to Participants under which the holders thereof shall be entitled to receive payments equivalent to dividends with respect to a number of Shares and payable on such date or dates as determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

             (e) Other Awards. The Committee is hereby authorized, to the extent permitted under Rule 16b-3 and applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered to a Participant pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, outstanding Awards, or other consideration, or any combination thereof, as the Committee shall determine.

             (f) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan (i) may be denominated as a Stock Award or a Stock-Based Award and payable in cash, Shares, other securities or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals and during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee. Prior to granting any Performance Award, the Committee shall, if it intends for such Awards to be exempt from the limitations of Code Section 162(m), take such action as is necessary to qualify such Awards as performance-based compensation, within the meaning of Code
Section 162(m). For example, the material terms of

Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 12


the performance goals must be disclosed to and approved by the public stockholders of the Company prior to any payments with respect to such an Award.

             (g) General.

                       (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or such minimal cash consideration as may be required by applicable law.

                       (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards; provided, that any Tandem Option shall be subject to the following provisions: upon exercise of an Option issued as part of a Tandem Option, the Participant shall be entitled to a credit toward the option exercise price equal to the value of the Stock Appreciation Rights issued in tandem with the Option exercised, but not in an amount that would exceed the amount of the federal income tax deduction allowed to the Company in respect of such Stock Appreciation Rights. Upon such exercise of a Tandem Option, the related Stock Appreciation Right shall terminate and the value of such Stock Appreciation Right shall be limited to such credit. Upon the exercise of a Stock Appreciation Right issued as part of a Tandem Option, the Option to which such Stock Appreciation Right relates shall cease to be exercisable to the extent of the number of Shares with respect to which the Stock Appreciation Right was exercised.

                       (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payment or transfers to be made by the Company or an Affiliate upon the grant or exercise of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or

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Page 13


         crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares or other securities.

                       (iv) Limits on Transfer of Awards. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than (A) by will or by the laws of descent and distribution,
         (B) in the case of an Award of Restricted Securities, to the Company, or (C) in the case of an Award other than an Incentive Stock Option,
         (1) to the spouse or any lineal ancestor or descendant of the Participant, (2) to a trust, the sole beneficiaries of which are any are or all of such Participant or the spouse or any lineal ancestor or descendant of such Participant, or (3) with the consent of, or in accordance with rules and procedures established by, the Committee. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under the Code and applicable law with respect to any Award, by the Participant's guardian or legal representative and, if an Award or any right under such Award has been transferred in accordance with the provisions hereof, by the transferee of such Award, or the right therein, or such other person as may be entitled to exercise such Award or right on behalf of such transferee. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                       (v) Term of Awards. Except as set forth in Section 6(a)(ii), the term of each Award shall be for such period as may be determined by the Committee.

                       (vi) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7.   AMENDMENT AND TERMINATION

             Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

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Page 14


             (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan, except that any amendment, alteration, suspension, discontinuation or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted to the extent such rights are not then accrued and vested, shall require the consent of such Participant, other holder or beneficiary of an Award. Notwithstanding the foregoing, the Board may condition any amendment on the approval of the Stockholders if such approval is necessary or advisable with respect to tax (including Code Sections 162(m) and 422), securities or other applicable laws and rules and regulations to which the Company, this Plan, Participants or other applicable Persons are subject.

             (b) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8.   GENERAL PROVISIONS

             (a) No Rights to Awards. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

             (b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Awards or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. In case of Awards paid in Shares, the Participant or other person receiving such Shares may be required to pay the Company or its Affiliate, as appropriate, the amount of any such withholding taxes which is required to be withheld with respect to such Shares.

             (c) No Limit on Other Plans. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

             (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or other service of the Company or

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Page 15


any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or other service, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

             (e) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

             (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law, rule or regulation deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed null and void and shall be stricken, and the remainder of the Plan and any such Award shall remain in full force and effect.

             (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

             (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

             (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

SECTION 9.   TERM OF THE PLAN

             The Plan shall continue until the earliest of (a) the date on which all Stock Awards and Stock-Based Awards issuable hereunder have been issued, (b) the termination of the Plan by the Board or (c) November 3, 2007, ten years from the date of adoption of the Plan by the Board.

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However, unless otherwise expressly provided in the Plan or in an applicable
Award Agreement, any Award theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

SECTION 10.  EFFECTIVENESS OF THE PLAN

             The Plan shall become effective when approved by the Board provided, however, that this Plan, and all Awards granted hereunder, shall be null and void and of no force and effect if, and no Options granted under this Plan may be exercised until, the Plan is not approved by the affirmative votes of the holders of Shares having a majority of the voting power of the Shares represented at a meeting duly held in accordance with the Delaware General Corporation Law within twelve (12) months after being approved by the Board.



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